Document And Entity Information (USD $)	3 Months Ended
	Feb. 01, 2012	Jun. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	Pacific Ethanol, Inc.
Document Type	S-1
Current Fiscal Year End Date	--12-31
Entity Common Stock, Shares Outstanding	86,631,664
Entity Public Float		$ 18,727,000
Amendment Flag	false
Entity Central Index Key	0000778164
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Smaller Reporting Company
Entity Well-known Seasoned Issuer	No
Document Period End Date	Feb 1, 2012
Document Fiscal Year Focus	2011

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash and cash equivalents	$ 16,808	$ 8,736	$ 17,545
Accounts receivable, net (net of allowance for doubtful accounts of $57 and $287 and $1,016, respectively)	28,244	25,855	12,765
Inventories	22,429	17,306	12,131
Prepaid inventory	6,181	2,715	3,192
Other current assets	3,636	2,712	3,143
Total current assets	77,298	57,324	48,776
Property and equipment, net	161,637	168,976	243,733
Intangible assets, net	4,689	5,382	5,156
Other assets	1,819	2,401	1,154
Total other assets	6,508	7,783	6,310
Total Assets**	245,443	234,083	298,819
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable - trade	9,234	6,472	8,182
Accrued liabilities	2,241	3,251	7,063
Other liabilities - related parties			2,851
Current portion - long-term debt (including $1,250 and $0, due to related parties, and $10,896 and $38,108 at fair value, respectively)	12,146	38,108	77,364
Derivative instruments			971
Total current liabilities	23,621	47,831	96,431
Long-term debt, net of current portion (including $0 and $1,250, due to related parties, respectively)	101,105	84,981	12,739
Accrued preferred dividends	6,996	6,050	3,202
Other liabilities	1,592	7,406	1,828
Liabilities subject to compromise			242,417
Total Liabilities**	133,314	146,268	356,617
Commitments and Contingencies (Notes 4, 5 and 7)
Common stock, $0.001 par value; 300,000,000 shares authorized; 48,623,954, 12,918,144 and 8,209,943 shares issued and outstanding as of September 30, 2011 and December 31, 2010 and 2009, respectively	49	13	8
Additional paid-in capital	534,632	504,623	480,997
Accumulated deficit	(507,620)	(511,794)	(581,076)
Total Pacific Ethanol, Inc. Stockholders' Equity (Deficit)	27,062	(7,157)	(100,069)
Noncontrolling interest in variable interest entity	85,067	94,972	42,271
Total Stockholders' Equity	112,129	87,815	(57,798)
Total Liabilities and Stockholders' Equity	245,443	234,083	298,819
Preferred Stock [Member]
LIABILITIES AND STOCKHOLDERS' EQUITY
Preferred stock
Series A Preferred Stock [Member]
LIABILITIES AND STOCKHOLDERS' EQUITY
Preferred stock
Series B Preferred Stock [Member]
LIABILITIES AND STOCKHOLDERS' EQUITY
Preferred stock	$ 1	$ 1	$ 2

CONSOLIDATED BALANCE SHEETS (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Allowance for doubtful accounts (in Dollars)	$ 57	$ 287	$ 1,016
Long term debt related parties (in Dollars)	1,250	0	33,500
Long term debt fair value (in Dollars)	10,896	38,108	0
Long-term debt due to related parties (in Dollars)	0	1,250	2,000
Common stock par value (in Dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock shares authorized	300,000,000	300,000,000	300,000,000
Common stock shares issued	48,623,954	12,918,144	8,209,943
Common stock shares outstanding	48,623,954	12,918,144	8,209,943
Preferred Stock [Member]
Preferred stock par value (in Dollars per share)	$ 0.001	$ 0.001	$ 0.001
Preferred stock shares authorized	10,000,000	10,000,000	10,000,000
Series A Preferred Stock [Member]
Preferred stock shares authorized	1,684,375	1,684,375	1,684,375
Preferred stock shares issued	0	0	0
Preferred stock shares outstanding	0	0	0
Series B Preferred Stock [Member]
Preferred stock shares authorized	1,580,790	2,109,772	2,109,772
Preferred stock shares issued	926,942	1,455,924	2,346,152
Preferred stock shares outstanding	926,942	1,455,924	2,346,152
Preferred stock Series B liquidation preference (in Dollars)	$ 25,071	$ 34,440

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Net sales	$ 659,390	$ 194,087	$ 328,332	$ 316,560
Cost of goods sold	647,355	195,883	329,143	338,607
Gross profit (loss)	12,035	(1,796)	(811)	(22,047)
Selling, general and administrative expenses	11,742	9,065	12,956	21,458
Asset impairments				252,388
Income (loss) from operations	293	(10,861)	(13,767)	(295,893)
Fair value adjustments on convertible debt and warrants	6,968		(11,736)
Loss on investment in Front Range		(12,146)	(12,146)
Loss on extinguishments of debt		(2,159)	(2,159)
Gain from write-off of liabilities				14,232
Interest expense, net	(11,337)	(3,462)	(6,261)	(13,771)
Other expense, net	(709)	(1,088)	297	(1,666)
Income (loss) before reorganization costs, gain from bankruptcy exit and provision for income taxes	(4,785)	(29,716)	(45,772)	(297,098)
Reorganization costs		(4,153)	(4,153)	(11,607)
Gain from bankruptcy exit		119,408	119,408
Provision for income taxes
Net income (loss)	(4,785)	85,539	69,483	(308,705)
Net (income) loss attributed to noncontrolling interest in variable interest entity	9,905		4,409	552
Net income (loss) attributed to Pacific Ethanol	5,120	85,539	73,892	(308,153)
Preferred stock dividends	(946)	(2,346)	(2,847)	(3,202)
Income (loss) available to common stockholders	$ 4,174	$ 83,193	$ 71,045	$ (311,355)
Net income (loss) per share, basic (in Dollars per share)	$ 0.2	$ 8	$ 7	$ (38)
Net income (loss) per share, diluted (in Dollars per share)	$ 0.2	$ 8	$ 6	$ (38)
Weighted-average shares outstanding, basic (in Shares)	21,230	9,947	10,514	8,155
Weighted-average shares outstanding, diluted (in Shares)	21,328	11,099	13,377	8,155

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Net income (loss)	$ (4,785)	$ 85,539	$ 69,483	$ (308,705)
Write-off of unamortized deferred financing fees				7,545
Settlement of accrued liability				(2,008)
Fair value adjustments on convertible debt and warrants	(6,968)		11,736
Gain on bankruptcy exit		(119,408)	(119,408)
Loss on investment in Front Range		12,146	12,146
Loss on extinguishments of debt		2,159	2,159
Asset impairments				252,388
Bargain purchase of New PE Holdco			(1,566)
Gain from write-off of liabilitites				(14,232)
Depreciation and amortization of intangibles	9,490	5,957	9,110	34,876
Inventory valuation	157	136	(490)	873
Amortization of deferred financing fees	485	360	1,001	1,193
Noncash compensation	1,978	1,399	2,471	1,924
Derivative instruments	(334)	(1,206)	(1,049)	(3,671)
Bad debt recovery	(185)	(165)	(184)	(955)
Equity earnings in Front Range		929	928
Accounts receivable	(2,204)	(13,100)	(13,789)	12,015
Restricted cash				2,315
Inventories	(5,280)	(786)	(7,462)	5,404
Prepaid expenses and other assets	(368)	(2,367)	(516)	2,434
Prepaid inventory	(3,466)	(1,251)	477	(1,176)
Accounts payable and accrued expenses	3,920	16,007	(1,968)	3,478
Net cash used in operating activities	(7,560)	(13,651)	(36,921)	(6,302)
Additions to property and equipment	(1,459)	(333)	(643)	(4,304)
Proceeds from sale of investment in Front Range			18,500
Investment in New PE Holdco, net of cash acquired			(19,494)
Net cash impact of deconsolidation of Front Range		(10,486)	(10,486)
Net cash impact of bankruptcy exit		(1,301)	(1,301)
Proceeds from sales of available-for-sale investments				7,679
Net cash used in investing activities	(1,459)	(12,120)	(13,424)	3,375
Proceeds from convertible notes and warrants			35,000
Payments for debt issuance costs			(2,909)
Proceeds for borrowings under DIP financing			5,173	19,827
Proceeds from related party borrowings				2,000
Net proceeds from borrowings	17,091	9,870	17,522
Principal payments paid on related party borrowings			(13,250)
Principal payments paid on other borrowings				(12,821)
Net cash provided by financing activities	17,091	9,870	41,536	9,006
Net increase (decrease) in cash and cash equivalents	8,072	(15,901)	(8,809)	6,079
Cash and cash equivalents at beginning of period	8,736	17,545	17,545	11,466
Cash and cash equivalents at end of period	16,808	1,644	8,736	17,545
Interest paid	8,047	3,784	9,771	3,349
Preferred stock dividends accrued	946	2,346	2,847	3,202
Debt extinguished with issuance of common stock	$ 25,388	$ 19,000	$ 19,000

ORGANIZATION AND BASIS OF PRESENTATION	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]
1.	ORGANIZATION AND BASIS OF PRESENTATION.

Organization and Business – The consolidated financial statements include the accounts of Pacific Ethanol, Inc., a Delaware corporation (“Pacific Ethanol”), and its wholly-owned subsidiaries, including Pacific Ethanol California, Inc., a California corporation (“PECA”), Kinergy Marketing LLC, an Oregon limited liability company (“Kinergy”) and Pacific Ag. Products, LLC, a California limited liability company (“PAP”) for all periods presented, and for the periods specified below, the Plant Owners (as defined below) (collectively, the “Company”).

The Company is the leading marketer and producer of low-carbon renewable fuels in the Western United States. The Company also sells ethanol co-products, including wet distillers grain and syrup (“WDG”), and provides transportation, storage and delivery of ethanol through third-party service providers in the Western United States, primarily in California, Nevada, Arizona, Oregon, Colorado, Idaho and Washington. The Company sells ethanol produced by the Pacific Ethanol Plants (as defined below) and unrelated third parties to gasoline refining and distribution companies and sells its WDG to dairy operators and animal feed distributors.

On May 17, 2009, five indirect wholly-owned subsidiaries of Pacific Ethanol, namely, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC and Pacific Ethanol Magic Valley, LLC (collectively, the “Pacific Ethanol Plants”) and Pacific Ethanol Holding Co. LLC (together with the Pacific Ethanol Plants, the “Plant Owners”) each filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in an effort to restructure their indebtedness (the “Chapter 11 Filings”). The Plant Owners continued to operate their businesses and manage their properties as debtors and debtors-in-possession during the pendency of the bankruptcy proceedings.

On June 29, 2010 (the “Effective Date”), the Plant Owners declared effective their amended joint plan of reorganization (the “Plan”) with the Bankruptcy Court, which was structured in cooperation with certain of the Plant Owners’ secured lenders. Under the Plan, on the Effective Date, 100% of the ownership interests in the Plant Owners were transferred from Pacific Ethanol to a newly-formed limited liability company, New PE Holdco, LLC (“New PE Holdco”) which is wholly-owned by certain prepetition lenders, resulting in each of the Plant Owners becoming wholly-owned subsidiaries of New PE Holdco.

Under an asset management agreement, the Company manages the production and operation of the Pacific Ethanol Plants. These four facilities have an aggregate annual production capacity of up to 200 million gallons. As of September 30, 2011, three of the facilities were operating and one of the facilities was idled. If market conditions continue to improve, the Company may resume operations at the Madera, California facility, subject to the approval of New PE Holdco.

On October 6, 2010, the Company purchased a 20% ownership interest in New PE Holdco, a variable interest entity, from a number of New PE Holdco’s existing owners. At that time, the Company determined it was the primary beneficiary of New PE Holdco, and as such, has consolidated the results of New PE Holdco since then (see Note 2).

Sale of Front Range – On September 27, 2010, PECA entered into an agreement with Daniel A. Sanders under which PECA agreed to sell its entire interest in Front Range Energy LLC (“Front Range”) to Mr. Sanders for $18,500,000 in cash. The Company’s carrying value of its investment in Front Range prior to the sale was $30,646,000. As a result of the sale, the Company reduced its carrying value of its investment in Front Range to fair value, resulting in a charge of $12,146,000 to record a carrying value equal to the $18,500,000 sale price. The Company closed the sale of its interest in Front Range on October 6, 2010.

Reverse Stock Split – On June 8, 2011, the Company effected a one-for-seven reverse stock split. All share and per share information has been restated to retroactively show the effect of this stock split.

Liquidity – The Company believes that current and future available capital resources, revenues generated from operations, and other existing sources of liquidity, including its credit facilities, will be adequate to meet its anticipated working capital and capital expenditure requirements for at least the next twelve months. If, however, the Company’s capital requirements or cash flow vary materially from its current projections, if unforeseen circumstances occur, or if the Company requires a significant amount of cash to fund future acquisitions, the Company may require additional financing. The Company’s failure to raise capital, if needed, could restrict its growth, or hinder its ability to compete.

Accounts Receivable and Allowance for Doubtful Accounts – Trade accounts receivable are presented at face value, net of the allowance for doubtful accounts. The Company sells ethanol to gasoline refining and distribution companies and sells WDG to dairy operators and animal feed distributors generally without requiring collateral.

The Company maintains an allowance for doubtful accounts for balances that appear to have specific collection issues. The collection process is based on the age of the invoice and requires attempted contacts with the customer at specified intervals. If, after a specified number of days, the Company has been unsuccessful in its collection efforts, a bad debt allowance is recorded for the balance in question. Delinquent accounts receivable are charged against the allowance for doubtful accounts once uncollectibility has been determined. The factors considered in reaching this determination are the apparent financial condition of the customer and the Company’s success in contacting and negotiating with the customer. If the financial condition of the Company’s customers were to deteriorate, resulting in an impairment of ability to make payments, additional allowances may be required.

Of the accounts receivable balance, approximately $23,311,000 and $20,977,000 at September 30, 2011 and December 31, 2010, respectively, were used as collateral under Kinergy’s working capital line of credit. The allowance for doubtful accounts was $57,000 and $287,000 as of September 30, 2011 and December 31, 2010, respectively.  The Company recorded net bad debt recoveries of $185,000 and $165,000 for the nine months ended September 30, 2011 and 2010, respectively.

Basis of Presentation–Interim Financial Statements– The accompanying unaudited consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Results for interim periods should not be considered indicative of results for a full year. These interim consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission on March 31, 2011. The accounting policies used in preparing these consolidated financial statements are the same as those described in Note 1 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair statement of the results for interim periods have been included. All significant intercompany accounts and transactions have been eliminated in consolidation.

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required as part of determining fair value of convertible debt and warrants, allowance for doubtful accounts, estimated lives of property and equipment and intangibles, long-lived asset impairments, valuation allowances on deferred income taxes and the potential outcome of future tax consequences of events recognized in the Company’s financial statements or tax returns. Actual results and outcomes may materially differ from management’s estimates and assumptions.

Reclassifications of prior year’s data have been made to conform to 2011 classifications. Such classifications had no effect on net income (loss) reported in the consolidated statements of operations.

1.	ORGANIZATION, SIGNIFICANT ACCOUNTING POLICIES AND RECENT ACCOUNTING PRONOUNCEMENTS.

Organization and Business – The consolidated financial statements include the accounts of Pacific Ethanol, Inc., a Delaware corporation (“Pacific Ethanol”), and its wholly-owned subsidiaries, including Pacific Ethanol California, Inc., a California corporation (“PEI California”), Kinergy Marketing, LLC, an Oregon limited liability company (“Kinergy”) and Pacific Ag. Products, LLC, a California limited liability company (“PAP”) for all periods presented, and for the periods specified below, the Plant Owners (as defined below), and Front Range Energy, LLC, a Colorado limited liability company (“Front Range”) (collectively, the “Company”).

The Company is the leading marketer and producer of low carbon renewable fuels in the Western United States. The Company also sells ethanol co-products, including wet distillers grain (“WDG”), and provides transportation, storage and delivery of ethanol through third-party service providers in the Western United States, primarily in California, Nevada, Arizona, Oregon, Colorado, Idaho and Washington. The Company sells ethanol produced by the Pacific Ethanol Plants (as defined below) and unrelated third parties to gasoline refining and distribution companies and sells its WDG to dairy operators and animal feed distributors.

On May 17, 2009, five indirect wholly-owned subsidiaries of Pacific Ethanol, Inc., namely, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton, LLC and Pacific Ethanol Magic Valley, LLC (collectively, the “Pacific Ethanol Plants”) and Pacific Ethanol Holding Co. LLC (together with the Pacific Ethanol Plants, the “Plant Owners”) each filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in an effort to restructure their indebtedness (the “Chapter 11 Filings”). The Plant Owners continued to operate their businesses and manage their properties as debtors and debtors-in-possession during the pendency of the bankruptcy proceedings.

On June 29, 2010 (the “Effective Date”), the Plant Owners declared effective their amended joint plan of reorganization (the “Plan”) with the Bankruptcy Court, which was structured in cooperation with certain of the Plant Owners’ secured lenders. Under the Plan, on the Effective Date, 100% of the ownership interests in the Plant Owners were transferred to a newly-formed limited liability company, New PE Holdco, LLC (“New PE Holdco”) which was wholly-owned by certain prepetition lenders, resulting in each of the Plant Owners becoming wholly-owned subsidiaries of New PE Holdco.

Effective June 29, 2010, under a new asset management agreement, the Company manages the production and operation of the Pacific Ethanol Plants. These four facilities have an aggregate annual production capacity of up to 200 million gallons. As of December 31, 2010, three of the facilities were operating and one of the facilities was idled. If market conditions continue to improve, the Company may resume operations at the Madera, California facility, subject to the approval of New PE Holdco.

On October 6, 2010, the Company purchased a 20% ownership interest in New PE Holdco, a variable interest entity (“VIE”), from a number of New PE Holdco’s existing owners. At that time, the Company determined it was the primary beneficiary of New PE Holdco, and as such, has consolidated the results of New PE Holdco since that time. See Note 2 – Variable Interest Entities.

On October 6, 2010, the Company sold its entire 42% ownership interest in Front Range, also a VIE, which owns a plant located in Windsor, Colorado, with an annual production capacity of up to 50 million gallons. Upon the Company’s original acquisition of its 42% ownership interest, the Company determined it was the primary beneficiary of Front Range, and as such, consolidated its financial results since the acquisition date through December 31, 2009. On January 1, 2010, the Company determined it was no longer the primary beneficiary of Front Range and since then recorded its investment in Front Range under the equity method of accounting.

Basis of Presentation – The consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in United States (“GAAP”) and include the accounts of the Company. All significant intercompany accounts and transactions have been eliminated in consolidation.

Reverse Stock Split – On June 8, 2011, the Company effected a one-for-seven reverse stock split. All share and per share information has been restated to retroactively show the effect of this stock split.

Liquidity – The Company believes that current and future available capital resources, revenues generated from operations, and other existing sources of liquidity, including its credit facilities, will be adequate to meet its anticipated working capital and capital expenditure requirements for at least the next twelve months. If, however, the Company is unable to service the principal and/or interest payments under its outstanding senior convertible notes through the issuance of shares of its common stock, if the Company’s capital requirements or cash flow vary materially from its current projections, if unforeseen circumstances occur, or if the Company requires a significant amount of cash to fund future acquisitions, the Company may require additional financing. The Company’s failure to raise capital, if needed, could restrict its growth, or hinder its ability to compete.

Cash and Cash Equivalents – The Company considers all highly-liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts – Trade accounts receivable are presented at face value, net of the allowance for doubtful accounts. The Company sells ethanol to gasoline refining and distribution companies and sells WDG to dairy operators and animal feed distributors generally without requiring collateral. Due to a limited number of ethanol customers, the Company had significant concentrations of credit risk from sales of ethanol as of December 31, 2010 and 2009, as described below.

The Company maintains an allowance for doubtful accounts for balances that appear to have specific collection issues. The collection process is based on the age of the invoice and requires attempted contacts with the customer at specified intervals. If, after a specified number of days, the Company has been unsuccessful in its collection efforts, a bad debt allowance is recorded for the balance in question. Delinquent accounts receivable are charged against the allowance for doubtful accounts once uncollectibility has been determined. The factors considered in reaching this determination are the apparent financial condition of the customer and the Company’s success in contacting and negotiating with the customer. If the financial condition of the Company’s customers were to deteriorate, resulting in an impairment of ability to make payments, additional allowances may be required.

The allowance for doubtful accounts was $287,000 and $1,016,000 as of December 31, 2010 and 2009, respectively. The Company recorded a bad debt recovery of $184,000 and $955,000 for the years ended December 31, 2010 and 2009, respectively. The Company does not have any off-balance sheet credit exposure related to its customers.

Concentrations of Credit Risk – Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed completely to perform as contracted. Concentrations of credit risk, whether on- or off-balance sheet, that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions described below. Financial instruments that subject the Company to credit risk consist of cash balances maintained in excess of federal depository insurance limits and accounts receivable, which have no collateral or security. The Company has not experienced any losses in such accounts and believes that it is not exposed to any significant risk of loss of cash.

The Company sells fuel-grade ethanol to gasoline refining and distribution companies. The Company had sales to customers representing 10% or more of total net sales as follows:

	Years Ended December 31,
	2010	2009
Customer A	19%	19%
Customer B	5%	13%

As of December 31, 2010, the Company had accounts receivable due from these customers totaling $7,976,000, representing 31% of total accounts receivable. As of December 31, 2009, the Company had accounts receivable due from these customers totaling $2,536,000, representing 20% of total accounts receivable.

The Company purchases fuel-grade ethanol and corn, its largest cost component in producing ethanol, from its suppliers. The Company had purchases from ethanol and corn suppliers representing 10% or more of total purchases by the Company in the purchase and production of ethanol as follows:

	Years Ended December 31,
	2010	2009
Supplier A	31%	10%
Supplier B	16%	17%
Supplier C	13%	0%
Supplier D	4%	15%
Supplier E	0%	13%

Inventories – Inventories consisted primarily of bulk ethanol, unleaded fuel and corn, and are valued at the lower-of-cost-or-market, with cost determined on a first-in, first-out basis. Inventory balances consisted of the following (in thousands):

	December 31,
	2010	2009
Finished goods	$11,105	$2,483
Work in progress	4,087	2,230
Raw materials	1,308	5,957
Other	806	1,461
Total	$17,306	$12,131

Property and Equipment – Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the following estimated useful lives:

Buildings	40 years
Facilities and plant equipment	10 – 25 years
Other equipment, vehicles and furniture	5 – 10 years
Water rights	99 years

The cost of normal maintenance and repairs is charged to operations as incurred. Significant capital expenditures that increase the life of an asset are capitalized and depreciated over the estimated remaining useful life of the asset. The cost of fixed assets sold, or otherwise disposed of, and the related accumulated depreciation or amortization are removed from the accounts, and any resulting gains or losses are reflected in current operations.

Intangible Assets – The Company amortizes intangible assets with definite lives using the straight-line method over their established lives, generally 2-10 years. Additionally, the Company will test these assets with established lives for impairment if conditions exist that indicate that carrying values may not be recoverable. Possible conditions leading to the unrecoverability of these assets include changes in market conditions, changes in future economic conditions or changes in technological feasibility that impact the Company’s assessments of future operations. If the Company determines that an impairment charge is needed, the charge will be recorded in selling, general and administrative expenses in the consolidated statements of operations.

Deferred Financing Costs – Deferred financing costs, which are included in other assets, are costs incurred to obtain debt financing, including all related fees, and are amortized as interest expense over the term of the related financing using the straight-line method which approximates the interest rate method. However, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 852, Reorganizations, upon the Chapter 11 Filings, the Plant Owners wrote off approximately $7,545,000 of their unamortized deferred financing fees related to their term loans and working capital lines of credit, which are reclassified as liabilities subject to compromise in the Company’s consolidated balance sheet as of December 31, 2009. Amortization of deferred financing costs was $1,001,000 and $1,193,000 for the years ended December 31, 2010 and 2009, respectively. Unamortized deferred financing costs were approximately $1,615,000 at December 31, 2010 and are recorded in other assets in the consolidated balance sheets.

Derivative Instruments and Hedging Activities – Derivative transactions, which can include forward contracts and futures positions on the New York Mercantile Exchange and the Chicago Board of Trade and interest rate caps and swaps are recorded on the balance sheet as assets and liabilities based on the derivative’s fair value. Changes in the fair value of the derivative contracts are recognized currently in income unless specific hedge accounting criteria are met. If derivatives meet those criteria, effective gains and losses are deferred in accumulated other comprehensive income (loss) and later recorded together with the hedged item in income. For derivatives designated as a cash flow hedge, the Company formally documents the hedge and assesses the effectiveness with associated transactions. The Company has designated and documented contracts for the physical delivery of commodity products to and from counterparties as normal purchases and normal sales.

Consolidation of Variable Interest Entities – For each of the Company’s VIEs, the Company must determine if it is the primary beneficiary and if so, is therefore required to treat each VIE as a consolidated subsidiary for financial reporting purposes rather than use equity investment accounting treatment. The Company consolidated the financial results of these VIEs, in which it was deemed the primary beneficiary, for their respective periods, including their entire balance sheets with the balance of the noncontrolling interest displayed as a component of equity, and the statements of operations after intercompany eliminations with an adjustment for the noncontrolling interest as net income (loss) attributed to noncontrolling interest in variable interest entities.

On June 12, 2009, the FASB amended its guidance to ASC 810, Consolidations, surrounding a company’s analysis to determine whether any of its variable interest entities constitute controlling financial interests in a variable interest entity. This analysis identifies the primary beneficiary of a variable interest entity as the enterprise that has both of the following characteristics: (i) the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance, and (ii) the obligation to absorb losses of the entity that could potentially be significant to the variable interest entity. Additionally, an enterprise is required to assess whether it has an implicit financial responsibility to ensure that a variable interest entity operates as designed when determining whether it has the power to direct the activities of the variable interest entity that most significantly impact the entity’s economic performance. The new guidance also requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity.

The Company has identified Front Range and New PE Holdco as its VIEs. The Company determined that it must consolidate Front Range through the year ended December 31, 2009 and that it must consolidate New PE Holdco since its acquisition on October 6, 2010. Under the new guidance above, the Company determined effective January 1, 2010, that it was no longer the primary beneficiary of Front Range and, as a result, no longer consolidated Front Range’s results. As long as the Company is deemed the primary beneficiary of New PE Holdco, it must treat New PE Holdco as a consolidated subsidiary for financial reporting purposes.

Revenue Recognition – The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when there is persuasive evidence of an arrangement, delivery has occurred, the sales price is fixed or determinable, and collection is reasonably assured. The Company derives revenue primarily from sales of ethanol and related co-products. The Company recognizes revenue when title transfers to its customers, which is generally upon the delivery of these products to a customer’s designated location. These deliveries are made in accordance with sales commitments and related sales orders entered into with customers either verbally or in written form. The sales commitments and related sales orders provide quantities, pricing and conditions of sales. In this regard, the Company engages in three basic types of revenue generating transactions:

•	As a producer. Sales as a producer consist of sales of the Company’s inventory produced at the Pacific Ethanol Plants.

•
As a merchant. Sales as a merchant consist of sales to customers through purchases from third-party suppliers in which the Company may or may not obtain physical control of the ethanol or co-products, though ultimately titled to the Company, in which shipments are directed from the Company’s suppliers to its terminals or direct to its customers but for which the Company accepts the risk of loss in the transactions.

•
As an agent. Sales as an agent consist of sales to customers through purchases from third-party suppliers in which, depending upon the terms of the transactions, title to the product may technically pass to the Company, but the risks and rewards of inventory ownership remain with third-party suppliers as the Company receives a predetermined service fee under these transactions and therefore acts predominantly in an agency capacity.

Revenue from sales of third-party ethanol and co-products is recorded net of costs when the Company is acting as an agent between the customer and supplier and gross when the Company is a principal to the transaction. The Company recorded $3,043,000 and $274,000 in net sales when acting as an agent for the years ended December 31, 2010 and 2009, respectively. Several factors are considered to determine whether the Company is acting as an agent or principal, most notably whether the Company is the primary obligor to the customer and whether the Company has inventory risk and related risk of loss or whether the Company adds meaningful value to the vendor’s product or service. Consideration is also given to whether the Company has latitude in establishing the sales price or has credit risk, or both.

The Company records revenues based upon the gross amounts billed to its customers in transactions where the Company acts as a producer or a merchant and obtains title to ethanol and its co-products and therefore owns the product and any related, unmitigated inventory risk for the ethanol, regardless of whether the Company actually obtains physical control of the product.

When the Company acts in an agency capacity, it recognizes revenue on a net basis or recognizes its predetermined agency fees and any associated freight only, based upon the amount of net revenues retained in excess of amounts paid to suppliers.

Shipping and Handling Costs – Shipping and handling costs are classified as a component of cost of goods sold in the accompanying consolidated statements of operations.

California Ethanol Producer Incentive Program – The Company is eligible to participate in the California Ethanol Producer Incentive Program (“CEPIP”) through the Pacific Ethanol Plants located in California. The CEPIP is a program that provides funds to the eligible California facility, up to $0.25 per gallon of production, when current production corn crush spreads drop below $0.55 per gallon. The program may provide up to $3,000,000 per plant per year of operation through 2014. For any month in which a payment is made by the CEPIP, the Company may be required to reimburse the funds within the subsequent five years from each payment date, if the corn crush spreads exceed $1.00 per gallon. Since these funds are provided to subsidize current production costs and encourage eligible facilities to either continue production or start up production in low margin environments, the Company records the proceeds, if any, as a credit to cost of goods sold. The Company will assess the likelihood of reimbursement in future periods as corn crush spreads approach $1.00 per gallon. If it becomes likely that amounts may be reimbursed, the Company will accrue a liability for such payment and recognize the costs as a reduction to cost of goods sold. The Company recorded $519,000 as a reduction to cost of goods sold for the year ended December 31, 2010.

Stock-Based Compensation – The Company accounts for the cost of employee services received in exchange for the award of equity instruments based on the fair value of the award on the date of grant. Fair value is determined as the closing market price of the Company’s common stock on the date of grant. The expense is to be recognized over the period during which an employee is required to provide services in exchange for the award. The Company estimates forfeitures at the time of grant and makes revisions, if necessary, in the second quarter of each year if actual forfeitures differ from those estimates. Based on historical experience, the Company estimated future unvested forfeitures at 5% and 3% as of December 31, 2010 and 2009, respectively. The Company recognizes stock-based compensation expense as a component of selling, general and administrative expenses in the consolidated statements of operations.

Impairment of Long-Lived Assets – The Company assesses the impairment of long-lived assets, including property and equipment and purchased intangibles subject to amortization, when events or changes in circumstances indicate that the fair value of assets could be less than their net book value. In such event, the Company assesses long-lived assets for impairment by first determining the forecasted, undiscounted cash flows the asset (or asset group) is expected to generate plus the net proceeds expected from the sale of the asset (or asset group). If this amount is less than the carrying value of the asset (or asset group), the Company will then determine the fair value of the asset (or asset group). An impairment loss would be recognized when the fair value is less than the related asset’s net book value, and an impairment expense would be recorded in the amount of the difference. Forecasts of future cash flows are judgments based on the Company’s experience and knowledge of its operations and the industries in which it operates. These forecasts could be significantly affected by future changes in market conditions, the economic environment, including inflation, and purchasing decisions of the Company’s customers.

Income Taxes – Income taxes are accounted for under the asset and liability approach, where deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities, and are measured using enacted tax rates and laws that are expected to be in effect when the differences reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. Should the Company incur interest and penalties relating to tax uncertainties, such amounts would be classified as a component of interest expense, net and other income (expense), net, respectively.

Income (Loss) Per Share – Basic income (loss) per share is computed on the basis of the weighted-average number of shares of common stock outstanding during the period. Preferred dividends are deducted from net income (loss) and are considered in the calculation of income (loss) available to common stockholders in computing basic income (loss) per share.

The following tables compute basic and diluted earnings per share (in thousands, except per share data):

	Year Ended December 31, 2010
	Income Numerator	Shares Denominator	Per-Share Amount
Net income	$73,892
Preferred stock dividends	(2,847)
Basic income per share:
Income available to common stockholders	$71,045	10,514	$6.76
Convertible notes	657	1,524
Preferred stock dividends	2,847	1,198
Warrants	—	141
Diluted income per share:
Income available to common stockholders	$74,549	13,377	$5.57

	Year Ended December 31, 2009
	Loss Numerator	Shares Denominator	Per-Share Amount
Net loss	$(308,153)
Preferred stock dividends	(3,202)
Basic and diluted earnings per share:
Loss available to common stockholders	$(311,355)	8,155	$(38.18)

The Company has accrued and unpaid dividends of $6,050,000, or $0.56 per share of common stock, in respect of its Series B Cumulative Convertible Preferred Stock (“Series B Preferred Stock”). There were an aggregate of 1,137,000 and 1,005,000 potentially dilutive shares from stock options, common stock warrants and convertible securities outstanding as of December 31, 2010 and 2009, respectively. These options, warrants and convertible securities were not considered in calculating diluted income (loss) per common share for the years ended December 31, 2010 and 2009, as their effect would be anti-dilutive. As discussed in Note 6, the Company intends to issue additional shares of its common stock in connection with its Convertible Notes (as defined in Note 6). Since December 31, 2010, through March 31, 2011, the Company issued 2,128,386 shares of its common stock in connection with its Convertible Notes. In addition, from January 1, 2011, through March 31, 2011, 528,982 shares of the Company’s Series B Preferred Stock were converted into 443,589 shares of the Company’s common stock.

Financial Instruments – The carrying value of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses are reasonable estimates of their fair value because of the short maturity of these items. The Company recorded at fair value its Convertible Notes and Warrants (each as defined in Note 6). As discussed in Note 13, the Company applied a 40% standard market recovery rate to its caps and swaps, and accordingly, applied the rate to its related debt carrying value, which were recorded in liabilities subject to compromise. The Company believes the carrying values of its other notes payable and long-term debt approximate fair value because the interest rates on these instruments are variable.

Estimates and Assumptions – The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required as part of determining allowance for doubtful accounts, estimated lives of property and equipment and intangibles, long-lived asset impairments, valuation allowances on deferred income taxes, and the potential outcome of future tax consequences of events recognized in the Company’s financial statements or tax returns. Actual results and outcomes may materially differ from management’s estimates and assumptions.

Subsequent Events – Management evaluates, as of each reporting period, events or transactions that occur after the balance sheet date through the date that the financial statements are issued for either disclosure or adjustment to the consolidated financial results. The Company has evaluated subsequent events up through the date of the filing of this prospectus with the Securities and Exchange Commission.

On June 8, 2011, the Company effected a one-for-seven reverse stock split. All shares and stock options to purchase common stock and per share information presented in the consolidated financial statements have been adjusted to reflect the stock split on a retroactive basis for all periods presented. There was no change in the par value of the Company’s common stock. The ratio by which shares of preferred stock are convertible into shares of common stock have been adjusted to reflect the effects of the stock split.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current presentation. Such reclassification had no effect on the net income (loss) reported in the consolidated statements of operations.

VARIABLE INTEREST ENTITY	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Consolidation, Variable Interest Entity, Policy [Policy Text Block]
2.	VARIABLE INTEREST ENTITY.

On October 6, 2010, the Company purchased a 20% ownership interest in New PE Holdco from a number of New PE Holdco’s existing equity owners. The Company concluded that upon its purchase of the 20% ownership interest in New PE Holdco, a variable interest entity, the Company became the primary beneficiary of New PE Holdco and consolidated the financial results of New PE Holdco. In making this conclusion, the Company determined that through its contractual arrangements (discussed below) it had the power to direct most of its activities that most significantly impacted New PE Holdco’s economic performance. Some of these activities included efficient management and operation of the Pacific Ethanol Plants, procurement of feedstock, sale of co-products and implementation of risk management strategies.

The carrying values and classification of assets that are collateral for the obligations of New PE Holdco at September 30, 2011 were as follows (in thousands):

Cash and cash equivalents	$3,758
Other current assets	13,557
Property and equipment	157,870
Other assets	1,945
Total assets	$177,130

Current liabilities	$4,692
Long-term debt	79,257
Other liabilities	146
Total liabilities	$84,095

The Company’s acquisition of its ownership interest in New PE Holdco does not impact the Company’s rights or obligations under any of the following agreements. Since its acquisition, the Company has not provided any additional support to New PE Holdco beyond the terms of the agreements described below. Creditors of New PE Holdco do not have recourse to Pacific Ethanol.

The Company, directly or through one of its subsidiaries, has entered into the following management and marketing agreements:

Asset Management Agreement – The Company entered into an Asset Management Agreement (“AMA”) with the Plant Owners under which the Company agreed to operate and maintain the Pacific Ethanol Plants on behalf of the Plant Owners. These services generally include, but are not limited to, administering the Plant Owners’ compliance with their credit agreements and performing billing, collection, record keeping and other administrative and ministerial tasks. The Company agreed to supply all labor and personnel required to perform its services under the AMA, including the labor and personnel required to operate and maintain the production facilities.

The costs and expenses associated with the Company’s provision of services under the AMA are prefunded by the Plant Owners under a preapproved budget. The Company’s obligation to provide services is limited to the extent there are sufficient funds advanced by the Plant Owners to cover the associated costs and expenses. As compensation for providing the services under the AMA, the Company is to be paid $75,000 per month for each production facility that is operational and $40,000 per month for each production facility that is idled.

The AMA had an initial term of six months and successive six-month renewal periods at the option of the Plant Owners. In addition to typical conditions for a party to terminate the agreement prior to its expiration, the Company may terminate the AMA, and the Plant Owners may terminate the AMA with respect to any facility, at any time by providing at least 60 days prior notice of such termination.  On June 30, 2011, the AMA was amended and extended for one year.

Ethanol Marketing Agreements – Kinergy entered into separate ethanol marketing agreements with each of the three Plant Owners whose facilities are operating, which granted Kinergy the exclusive right to purchase, market and sell the ethanol produced at those facilities. Under the terms of the ethanol marketing agreements, within ten days after delivering ethanol to Kinergy, an amount is to be paid equal to (i) the estimated purchase price payable by the third-party purchaser of the ethanol, minus (ii) the estimated amount of transportation costs to be incurred by Kinergy, minus (iii) the estimated incentive fee payable to Kinergy, which equals 1% of the aggregate third-party purchase price. Each of the ethanol marketing agreements had an initial term of one year and successive one year renewal periods at the option of the individual Plant Owner. On June 30, 2011, all ethanol marketing agreements were amended and extended for one year. In addition, the price to be paid to Kinergy was amended to include a marketing fee collar of not less than $0.015 per gallon and not more than $0.0225 per gallon.

Corn Procurement and Handling Agreements – PAP entered into separate corn procurement and handling agreements with each of the three Plant Owners whose facilities are operating. Under the terms of the corn procurement and handling agreements, each facility appointed PAP as its exclusive agent to solicit, negotiate, enter into and administer, on its behalf, corn supply arrangements to procure the corn necessary to operate its facility. PAP will also provide grain handling services including, but not limited to, receiving, unloading and conveying corn into the facility’s storage and, in the case of whole corn delivered, processing and hammering the whole corn.

PAP was to receive a fee of $0.50 per ton of corn delivered to each facility as consideration for its procurement services and a fee of $1.50 per ton of corn delivered as consideration for its grain handling services, each payable monthly. The Company agreed to enter into an agreement guaranteeing the performance of PAP’s obligations under the corn procurement and handling agreement upon the request of a Plant Owner. Each corn procurement and handling agreement had an initial term of one year and successive one year renewal periods at the option of the individual Plant Owner. On June 30, 2011, all corn procurement and handling agreements were amended and extended for one year. In addition, the corn procurement and handling fee was changed to $0.045 per bushel of corn.

Distillers Grains Marketing Agreements – PAP entered into separate distillers grains marketing agreements with each of the three Plant Owners whose facilities are operating, which granted PAP the exclusive right to market, purchase and sell the WDG produced at the facility. Under the terms of the distillers grains marketing agreements, within ten days after a Plant Owner delivers WDG to PAP, the Plant Owner is to be paid an amount equal to (i) the estimated purchase price payable by the third-party purchaser of the WDG, minus (ii) the estimated amount of transportation costs to be incurred by PAP, minus (iii) the estimated amount of fees and taxes payable to governmental authorities in connection with the tonnage of WDG produced or marketed, minus (iv) the estimated incentive fee payable to PAP, which equals the greater of (a) 5% of the aggregate third-party purchase price, and (b) $2.00 for each ton of WDG sold in the transaction. Each distillers grains marketing agreement had an initial term of one year and successive one year renewal periods at the option of the individual Plant Owner. On June 30, 2011, all distillers grains marketing agreements were amended and extended for one year. In addition, the fee to be paid to PAP was amended to include a collar of not less than $2.00 per ton and not more than $3.50 per ton.

2.	VARIABLE INTEREST ENTITIES.

Consolidation of New PE Holdco – On October 6, 2010, the Company purchased a 20% ownership interest in New PE Holdco, a VIE, from a number of New PE Holdco’s existing equity owners. The Company paid $23,280,000 in cash for its 20% interest, which was approximately $1,566,000 below the fair value of New PE Holdco, which was recognized as a bargain purchase in other expense, net, in the consolidated statements of operations. The bargain purchase was determined based on the fair value of the net assets of New PE Holdco, using a combination of market data and the income approach.

The Company concluded that upon its purchase of a 20% ownership interest in New PE Holdco, the Company became the primary beneficiary of New PE Holdco and consolidated the financial results of New PE Holdco. In making this conclusion, the Company determined that New PE Holdco was a VIE and the Company, through its contractual arrangements (discussed below) had the power to direct most of its activities that most significantly impacted New PE Holdco’s economic performance. Some of these activities included efficient management and operation of the Pacific Ethanol Plants, procurement of feedstock, sale of co-products and implementation of risk management strategies.

The fair value was allocated to both the Company’s investment and the noncontrolling interests in variable interest entities. The gain represents the increase in value of New PE Holdco’s net assets since the Company negotiated its purchase price under its call option with owners of New PE Holdco.

The following summarizes the Company’s estimated fair values of New PE Holdco’s tangible and intangible assets and liabilities acquired (in thousands):

Cash	$3,786
Other current assets	20,336
Property and equipment	170,486
Other assets	1,195
Tradename	800
Total Assets	196,603

Total current liabilities	(8,522)
Long term debt	(51,279)
Other noncurrent liabilities	(12,575)
Total Liabilities	(72,376)
Noncontrolling interest in variable interest entity	(99,381)
Net Assets	$24,846

Since the Company’s acquisition of its interest in New PE Holdco, the Company has recognized approximately $72,827,000 in net sales and $5,727,000 in net losses attributed to New PE Holdco. The Company owned the Plant Owners and consolidated their results for the first half of 2010, resulting in the Company reporting the results of the Plant Owners for three of the four fiscal quarters. For the year ended December 31, 2010, the Company reported net sales of $328,332,000 and net income attributed to Pacific Ethanol of $73,892,000. Had the Company consolidated the results of New PE Holdco for all of 2010, the Company would have reported net sales of approximately $383,956,000 and net income attributed to Pacific Ethanol of $70,330,000. As the Plant Owners were consolidated into the Company’s results for all of 2009, there is no difference with the Company’s reported results.

Prior to the Company’s acquisition of its ownership interest in New PE Holdco, the Company, directly or through one of its subsidiaries, had entered into the management and marketing agreements described below.

The Company’s acquisition of its ownership interest in New PE Holdco does not impact the Company’s rights or obligations under any of the following agreements. Creditors of New PE Holdco do not have recourse to Pacific Ethanol.

Asset Management Agreement – As contemplated by the Plan, on the Effective Date, the Company entered into an Asset Management Agreement (“AMA”) with the Plant Owners under which the Company agreed to operate and maintain the Pacific Ethanol Plants on behalf of the Plant Owners. These services generally include, but are not limited to, administering the Plant Owners’ compliance with their credit agreements and performing billing, collection, record keeping and other administrative and ministerial tasks. The Company agreed to supply all labor and personnel required to perform its services under the AMA, including the labor and personnel required to operate and maintain the production facilities.

The costs and expenses associated with the Company’s provision of services under the AMA are prefunded by the Plant Owners under a preapproved budget. The Company’s obligation to provide services is limited to the extent there are sufficient funds advanced by the Plant Owners to cover the associated costs and expenses.

As compensation for providing the services under the AMA, the Company is to be paid $75,000 per month for each production facility that is operational and $40,000 per month for each production facility that is idled. In addition to the monthly fee, if during any six-month period (measured on September 30 and March 31 of each year commencing March 31, 2011) a production facility has annualized earnings before interest, income taxes, depreciation and amortization (“EBITDA”) per gallon of operating capacity of $0.20 or more, the Company will be paid a performance bonus equal to 3% of the increment by which EBITDA exceeds such amount. The aggregate performance bonus for all plants is capped at $2.2 million for each six-month period. The performance bonus is to be reduced by 25% if all production facilities then operating do not operate at a minimum average yield of 2.70 gallons of denatured ethanol per bushel of corn. In addition, no performance bonus is to be paid if there is a default or event of default under the Plant Owners’ credit agreement resulting from their failure to pay any amounts then due and owing.

The AMA also provides the Company with an incentive fee upon any sale of a production facility to the extent the sales price is above $0.60 per gallon of annual capacity.

The AMA has an initial term of six months and may be extended for additional six-month periods at the option of the Plant Owners. In addition to typical conditions for a party to terminate the agreement prior to its expiration, the Company may terminate the AMA, and the Plant Owners may terminate the AMA with respect to any facility, at any time by providing at least 60 days prior notice of such termination.

The Company recorded revenues and New PE Holdco recorded costs of approximately $778,000, related to the AMA for the period during which New PE Holdco’s financial results were consolidated with the Company’s financial results. As such, these amounts have been eliminated upon consolidation.

Ethanol Marketing Agreements – As contemplated by the Plan, on the Effective Date, Kinergy entered into separate ethanol marketing agreements with each of the two Plant Owners whose facilities were then operating, which granted Kinergy the exclusive right to purchase, market and sell the ethanol produced at those facilities. Kinergy has also entered into an ethanol marketing agreement with the Plant Owner whose facility was restarted in the fourth quarter of 2010. If the remaining idled facility becomes operational, it is contemplated that Kinergy would enter into a substantially identical ethanol marketing agreement with the applicable Plant Owner. Under the terms of the ethanol marketing agreements, within ten days after delivering ethanol to Kinergy, an amount is to be paid equal to (i) the estimated purchase price payable by the third-party purchaser of the ethanol, minus (ii) the estimated amount of transportation costs to be incurred by Kinergy, minus (iii) the estimated incentive fee payable to Kinergy, which equals 1% of the aggregate third-party purchase price. To facilitate Kinergy’s ability to pay amounts owing, the ethanol marketing agreements require that Kinergy maintain one or more lines of credit of at least $5.0 million in the aggregate. Each of the ethanol marketing agreements has an initial term of one year and may be extended for additional one-year periods at the option of the individual Plant Owner.

The Company recorded revenues and New PE Holdco recorded costs of approximately $623,000 related to the ethanol marketing agreements for the period during which New PE Holdco was consolidated with the Company. These amounts were eliminated upon consolidation.

Corn Procurement and Handling Agreements – As contemplated by the Plan, on the Effective Date, PAP entered into separate corn procurement and handling agreements with each of the two Plant Owners whose facilities were then operating. Kinergy has also entered into a corn procurement and handling agreement with the Plant Owner whose facility was restarted in the fourth quarter of 2010. If the remaining idled facility becomes operational, it is contemplated that PAP would enter into a substantially identical corn procurement and handling agreement with the applicable Plant Owner. Under the terms of the corn procurement and handling agreements, each facility appointed PAP as its exclusive agent to solicit, negotiate, enter into and administer, on its behalf, corn supply arrangements to procure the corn necessary to operate its facility. PAP will also provide grain handling services including, but not limited to, receiving, unloading and conveying corn into the facility’s storage and, in the case of whole corn delivered, processing and hammering the whole corn.

PAP is to receive a fee of $0.50 per ton of corn delivered to each facility as consideration for its procurement services and a fee of $1.50 per ton of corn delivered as consideration for its grain handling services, each payable monthly. The Company agreed to enter into an agreement guaranteeing the performance of PAP’s obligations under the corn procurement and handling agreement upon the request of a Plant Owner. Each corn procurement and handling agreement has an initial term of one year and may be extended for additional one-year periods at the option of the applicable Plant Owner.

The Company recorded revenues and New PE Holdco recorded costs of approximately $571,000, related to the corn procurement and handling agreements for the period during which New PE Holdco was consolidated with the Company. These amounts were eliminated upon consolidation.

Distillers Grains Marketing Agreements – Under the Plan, on the Effective Date, PAP entered into separate distillers grains marketing agreements with each of the two Plant Owners whose facilities were then operating, which granted PAP the exclusive right to market, purchase and sell the WDG produced at the facility. Kinergy has also entered into a distillers grains marketing agreement with the Plant Owner whose facility was restarted in the fourth quarter of 2010. If the remaining idled facility becomes operational, it is contemplated that PAP would enter into a substantially identical WDG marketing agreement with the applicable Plant Owner. Under the terms of the distillers grains marketing agreements, within ten days after a Plant Owner delivers WDG to PAP, the Plant Owner is to be paid an amount equal to (i) the estimated purchase price payable by the third-party purchaser of the WDG, minus (ii) the estimated amount of transportation costs to be incurred by PAP, minus (iii) the estimated amount of fees and taxes payable to governmental authorities in connection with the tonnage of WDG produced or marketed, minus (iv) the estimated incentive fee payable to PAP, which equals the greater of (a) 5% of the aggregate third-party purchase price, and (b) $2.00 for each ton of WDG sold in the transaction. Within the first five business days of each calendar month, the parties will reconcile and “true up” the actual purchase price, transportation costs, governmental fees and taxes, and incentive fees for all transactions entered into since the previous true-up date. Each distillers grains marketing agreement has an initial term of one year and may be extended for additional one-year periods at the option of the applicable Plant Owner.

The Company recorded revenues and New PE Holdco recorded costs of approximately $700,000, related to the distillers grain marketing agreements for the period which New PE Holdco was consolidated with the Company. These amounts were eliminated upon consolidation.

Deconsolidation and Sale of Front Range – On October 17, 2006, the Company entered into a Membership Interest Purchase Agreement with Eagle Energy, LLC to acquire Eagle Energy’s 42% ownership interest in Front Range. Front Range was formed on July 29, 2004 to construct and operate a 50 million gallon dry mill ethanol facility in Windsor, Colorado. Front Range began producing ethanol in June 2006. Upon initial acquisition of the 42% interest in Front Range, the Company determined that it was the primary beneficiary, and from that point consolidated the financial results of Front Range. Except for the marketing agreement discussed below, certain contracts and arrangements between the Company and Front Range have since terminated.

The Company entered into a marketing agreement with Front Range on August 19, 2005 that provided the Company with the exclusive right to act as an agent to market and sell all of Front Range’s ethanol production. The marketing agreement was amended on August 9, 2006 to extend the Company’s relationship with Front Range to allow the Company to act as a merchant under the agreement. The marketing agreement was amended again on October 17, 2006 to provide for a term of six and one-half years with provisions for annual automatic renewal thereafter.

Effective January 1, 2010, the Company determined that it was no longer the primary beneficiary of Front Range and deconsolidated the financial results of Front Range. In making this conclusion, the Company determined that Front Range continued to be a variable interest entity; however, the Company did not have the power to direct most of the activities that most significantly impact the entity’s economic performance. Some of these activities included efficient management and operation of its facility, procurement of feedstock, sale of co-products and implementation of risk management strategies. Further, the Company’s maximum exposure was limited to its investment in Front Range. Upon deconsolidation, the Company removed $62,617,000 of assets and $18,584,000 of liabilities from its consolidated balance sheet and recorded a cumulative debit adjustment to retained earnings of $1,763,000. The periods presented in the consolidated financial statements prior to the effective date of the deconsolidation continue to include related balances associated with Front Range.

Effective January 1, 2010, the Company accounted for its investment in Front Range under the equity method, with equity earnings recorded in other income (expense) in the consolidated statements of operations

Sale of Front Range – On October 6, 2010, the Company sold its entire 42% ownership interest in Front Range for $18,500,000 in cash, resulting in a loss of $12,146,000.

INVENTORIES	9 Months Ended
Sep. 30, 2011
Inventory Disclosure [Text Block]
3.	INVENTORIES.

Inventories consisted primarily of bulk ethanol, unleaded fuel and corn, and are valued at the lower-of-cost-or-market, with cost determined on a first-in, first-out basis. Inventory balances consisted of the following (in thousands):

	September 30, 2011	December 31, 2010
Finished goods	$15,313	$11,105
Work in progress	4,546	4,087
Raw materials	1,410	1,308
Other	1,160	806
Total	$22,429	$17,306

DERIVATIVES	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Derivative Instruments and Hedging Activities Disclosure [Text Block]
4.	DERIVATIVES.

The business and activities of the Company expose it to a variety of market risks, including risks related to changes in commodity prices and interest rates. The Company monitors and manages these financial exposures as an integral part of its risk management program. This program recognizes the unpredictability of financial markets and seeks to reduce the potentially adverse effects that market volatility could have on operating results.

Commodity Risk – Cash Flow Hedges – The Company uses derivative instruments to protect cash flows from fluctuations caused by volatility in commodity prices for periods of up to twelve months in order to protect gross profit margins from potentially adverse effects of market and price volatility on ethanol sale and purchase commitments where the prices are set at a future date and/or if the contracts specify a floating or index-based price for ethanol. In addition, the Company hedges anticipated sales of ethanol to minimize its exposure to the potentially adverse effects of price volatility. These derivatives may be designated and documented as cash flow hedges and effectiveness is evaluated by assessing the probability of the anticipated transactions and regressing commodity futures prices against the Company’s purchase and sales prices. Ineffectiveness, which is defined as the degree to which the derivative does not offset the underlying exposure, is recognized immediately in cost of goods sold. For the three and nine months ended September 30, 2011 and 2010, the Company did not designate any of its derivatives as cash flow hedges.

Commodity Risk – Non-Designated Hedges – The Company uses derivative instruments to lock in prices for certain amounts of corn and ethanol by entering into forward contracts for those commodities. These derivatives are not designated for special hedge accounting treatment. The changes in fair value of these contracts are recorded on the balance sheet and recognized immediately in cost of goods sold.  The Company recognized gains of $334,000 and $0 as the change in the fair value of these contracts for the nine months ended September 30, 2011 and 2010, respectively. The notional balances remaining on these contracts were $1,612,000 and $237,000 as of September 30, 2011 and December 31, 2010, respectively.

Interest Rate Risk – The Company, through the Plant Owners, used derivative instruments to minimize significant unanticipated income fluctuations that may arise from rising variable interest rate costs associated with existing and anticipated borrowings. To meet these objectives the Company purchased interest rate caps and swaps. On the Effective Date, all interest rate caps and swaps were removed from the Company’s consolidated statement of position. For the three and nine months ended September 30, 2010, the Company recognized gains from undesignated hedges of $0 and $1,227,000 in interest expense, net, respectively.

Non Designated Derivative Instruments – The Company classified its derivative instruments not designated as hedging instruments of $140,000 and $15,000 in accrued liabilities as of September 30, 2011 and December 31, 2010, respectively.

The classification and amounts of the Company’s recognized gains (losses) for its derivatives not designated as hedging instruments are as follow (in thousands):

		Realized Gains
		For the Nine Months Ended September 30,
Type of Instrument	Statement of Operations Location	2011	2010
Commodity contracts	Cost of goods sold	$460	$—
		$460	$—

		Unrealized Gains (Losses)
		For the Nine Months Ended September 30,
Type of Instrument	Statement of Operations Location	2011	2010
Commodity contracts	Cost of goods sold	$(126)	$—
Interest rate contracts	Interest expense, net	—	1,227
		$(126)	$1,227

5.	DERIVATIVES.

The business and activities of the Company expose it to a variety of market risks, including risks related to changes in commodity prices and interest rates. The Company monitors and manages these financial exposures as an integral part of its risk management program. This program recognizes the unpredictability of financial markets and seeks to reduce the potentially adverse effects that market volatility could have on operating results.

Commodity Risk – Cash Flow Hedges – The Company uses derivative instruments to protect cash flows from fluctuations caused by volatility in commodity prices for periods of up to twelve months in order to protect gross profit margins from potentially adverse effects of market and price volatility on ethanol sale and purchase commitments where the prices are set at a future date and/or if the contracts specify a floating or index-based price for ethanol. In addition, the Company hedges anticipated sales of ethanol to minimize its exposure to the potentially adverse effects of price volatility. These derivatives may be designated and documented as cash flow hedges and effectiveness is evaluated by assessing the probability of the anticipated transactions and regressing commodity futures prices against the Company’s purchase and sales prices. Ineffectiveness, which is defined as the degree to which the derivative does not offset the underlying exposure, is recognized immediately in cost of goods sold.

For the year ended December 31, 2010, the Company did not designate any of its derivatives as cash flow hedges. For the year ended December 31, 2009, the Company did designate certain of its derivatives as cash flow hedges, resulting in an effective loss of $17,000 and an ineffective loss in the amount of $85,000, both of which were recorded in cost of goods sold. There were no balances remaining on these derivatives as of December 31, 2010 and 2009.

Commodity Risk – Non-Designated Hedges – The Company uses derivative instruments to lock in prices for certain amounts of corn and ethanol by entering into forward contracts for those commodities. These derivatives are not designated for special hedge accounting treatment. The changes in fair value of these contracts are recorded on the balance sheet and recognized immediately in cost of goods sold. The Company recognized a loss of $178,000 and $249,000 as the change in the fair value of these contracts for the years ended December 31, 2010 and 2009, respectively. The notional balances remaining on these contracts as of December 31, 2010 and 2009 were $237,000 and $319,000, respectively.

Interest Rate Risk – The Company uses derivative instruments to minimize significant unanticipated income fluctuations that may arise from rising variable interest rate costs associated with existing and anticipated borrowings. To meet these objectives the Company purchased interest rate caps and swaps. During the year ended December 31, 2010, through both divesture of its investment and resulting deconsolidation of Front Range, and the emergence of the Plant Owners from bankruptcy, all interest rate caps and swaps were removed from the Company’s consolidated statement of position as of December 31, 2010.

Over the past two years, these derivatives were, at times, designated and documented as cash flow hedges, with effectiveness evaluated by assessing the probability of anticipated interest expense and regressing the historical value of the rates against the historical value in the existing and anticipated debt. The Company recognized gains from undesignated hedges of $1,227,000 in interest expense, net, for the year ended December 31, 2010. The Company recognized gains from effectiveness in the amount of $190,000 and gains from undesignated hedges of $2,529,000 in interest expense, net, for the year ended December 31, 2009. These gains and losses resulted primarily from the Company’s efforts to restructure its indebtedness prior to the Plant Owners’ Chapter 11 Filings, therefore making it not probable that the related borrowings would be paid as designated. As such, the Company de-designated certain of its interest rate caps and swaps.

Non Designated Derivative Instruments – The classification and amounts of the Company’s derivatives not designated as hedging instruments are as follows (in thousands):

	As of December 31, 2010
	Assets		Liabilities
Type of Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Commodity contracts	Other current assets	$—	Derivative instruments	$15
		$—		$15

	As of December 31, 2009
	Assets		Liabilities
Type of Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Interest rate contracts	Other current assets	$21	Derivative instruments	$971
			Liabilities subject to compromise	2,875
		$21		$3,846

The classification and amounts of the Company’s recognized gains (losses) for its derivatives not designated as hedging instruments are as follow (in thousands):

		Realized Gain (Loss)
		For the Years Ended December 31,
Type of Instrument	Statements of Operations Location	2010	2009

Commodity contracts	Cost of goods sold	$(163)	$—
		$(163)	$—

		Unrealized Gain (Loss)
		For the Years Ended December 31,
Type of Instrument	Statements of Operations Location	2010	2009

Commodity contracts	Cost of goods sold	$(15)	$—
Interest rate contracts	Interest expense, net	1,227	2,529
		$1,212	$2,529

The gains for the year ended December 31, 2010 resulted from the Plant Owners’ exit from bankruptcy. The gains for the year ended December 31, 2009 resulted primarily from the Company’s efforts to restructure its indebtedness and, therefore, making it not probable that the related borrowings would be paid as designated. As such, the Company de-designated certain of its interest rate caps and swaps.

DEBT	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Debt Disclosure [Text Block]
5.	DEBT.

Long-term borrowings are summarized as follows (in thousands):

	September 30, 2011	December 31, 2010
Convertible notes, at fair value	$10,896	$38,108
New PE Holdco term debt	51,279	51,279
New PE Holdco operating line of credit	27,978	18,978
Kinergy operating line of credit	21,848	13,474
Notes payable to related parties	1,250	1,250
	113,251	123,089
Less short-term portion	(12,146)	(38,108)
Long-term debt	$101,105	$84,981

Convertible Notes – On October 6, 2010, the Company raised $35,000,000 through the issuance and sale of $35,000,000 in principal amount of secured convertible notes (“Initial Notes”) and warrants (“Initial Warrants”) to purchase an aggregate of 2,941,178 shares of the Company’s common stock. On January 7, 2011, under the terms of exchange agreements with the holders of the Initial Notes and Initial Warrants, the Company issued $35,000,000 in principal amount of secured convertible notes (“January Convertible Notes”) in exchange for the Initial Notes and warrants (“Warrants”) to purchase an aggregate of 2,941,178 shares of the Company’s common stock in exchange for the Initial Warrants.

The transactions contemplated by the exchange agreements were entered into to, among other things, clarify previously ambiguous language in the Initial Notes and Initial Warrants, provide the Company with additional time to meet its registration obligations and to add additional flexibility to the Company’s ability to incur indebtedness subordinated to the January Convertible Notes. As discussed below, the January Convertible Notes were valued at fair value, and as such, these modifications had been reflected in the fair value adjustments for the period.

On June 30, 2011, under the terms of exchange agreements with the holders of the January Convertible Notes, the Company issued $23,750,000 in principal amount, reflecting the amount then outstanding under the January Convertible Notes, of secured convertible notes (“June Convertible Notes”) in exchange for the January Convertible Notes.

The transactions contemplated by the exchange agreements were entered into to, among other things, defer the August 1, 2011 Installment Payment, add one additional month to the maturity date and add a new additional conversion price option to the holders as described further below. As discussed below, the June Convertible Notes are valued at fair value, and as such, these modifications are reflected in the fair value adjustments for period ended September 30, 2011.

On August 3, 2011, under the terms of exchange agreements with the holders of the June Convertible Notes, the Company issued approximately $17,170,000 in principal amount, reflecting the amount then outstanding under the June Convertible Notes, of secured convertible notes (“Convertible Notes”) in exchange for the June Convertible Notes.

The transactions contemplated by the exchange agreements were entered into to, among other things, add three additional months to the maturity date, add a new additional conversion price option as described further below and reduced the Price Failure threshold from $1.40 to $0.60. As discussed below, the Convertible Notes are valued at fair value, and as such, these modifications are reflected in the fair value adjustments for period ended September 30, 2011.

The Convertible Notes mature on May 6, 2012, subject to the right of the lenders to extend the date (i) if an event of default under the Convertible Notes has occurred and is continuing or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in an event of default under the Convertible Notes, and (ii) for a period of 20 business days after the consummation of specific types of transactions involving a change of control. The Convertible Notes bear interest at the rate of 8% per annum, which is compounded monthly, with any accrued interest recorded as accrued liabilities in the consolidated balance sheets. The interest rate will increase to 15% per annum upon the occurrence of an event of default. The Company had approximately $62,000 and $657,000 in accrued interest with respect to the Convertible Notes as of September 30, 2011 and December 31, 2010, respectively.

The Company is obligated to make amortization payments with respect to the principal amount of each Convertible Note on the first trading day of each calendar month after August 1, 2011 until the Maturity Date (collectively with the Maturity Date, the “Installment Dates”).

On each Installment Date occurring after August 1, 2011, the Company shall pay on each Convertible Note an amount equal to: (i) with respect to any Installment Date other than the Maturity Date, the lesser of (A) the product of (I) the quotient of (x) $21 million divided by (y) 9, multiplied by (II) the fraction equal to (m) the principal amount of the Initial Note on October 6, 2010 divided by (n) $35 million and (B) the principal amount under the Convertible Note as of such Installment Date, and (ii) with respect to the Maturity Date, the principal amount under the Convertible Note, together with, in each case of clauses (i) and (ii), the sum of any accrued and unpaid Interest as of such Installment Date under the Convertible Note and accrued and unpaid late charges, if any, under the Convertible Note as of such Installment Date (the “Installment Amount”). The Company may elect to pay the Installment Amount in cash or shares of its common stock, at its election, subject to the satisfaction of certain conditions.

If the Company elects to make all or part of an amortization payment in shares of its common stock, it is required to deliver to the holders of the Convertible Notes the amount of shares of the Company’s common stock equal to the portion of the amount being paid in shares of the Company’s common stock divided by the lesser of the then existing Conversion Price and 85% of the average of the volume weighted average prices of the 5 lowest trading days during the 20 consecutive trading day period ending on the trading day immediately prior to the applicable Installment Date.

All amounts due under the Convertible Notes are convertible at any time, in whole or in part, at the option of the holders into shares of the Company’s common stock at a specified conversion price (“Conversion Price”). The Convertible Notes were initially convertible into shares of the Company’s common stock at the initial Conversion Price of $5.95 per share (“Fixed Conversion Price”). The Conversion Price is not to exceed $5.95 and, unless the Company obtains a waiver, it cannot make monthly amortization and interest payments in shares of common stock if the Conversion Price is less than $0.60.

The Convertible Notes are now convertible by the holders into shares of the Company’s common stock at a Conversion Price that is determined as follows:

•
If the Company has elected to make an amortization payment in shares of common stock and the date of conversion occurs during the 15 calendar day period following (and including) the applicable Installment Date (“Initial Period”), the Conversion Price will equal the lesser of (i) the Fixed Conversion Price, and (ii) the average of the volume weighted average prices of the Company’s common stock for each of the five lowest trading days during the 20 trading day period immediately prior to the Initial Period.

•
If the Company has elected to make an amortization payment in shares of common stock and the date of conversion occurs during the period beginning on the 16th calendar day after the applicable Installment Date and ending on the day immediately prior to the next Installment Date or the maturity date, the Conversion Price will equal the lesser of (i) the Fixed Conversion Price, and (ii) the closing bid price of the Company’s common stock on the trading date immediately before the date of conversion.

•	The holder may, up to three times, elect a 12% discount to the closing bid price of the Company’s common stock on the date immediately before the conversion.

•
Four of the seven holders may, up to fifteen times, elect a 15% discount to the closing bid price of the Company’s common stock on the date immediately before the conversion while the other three holders may, up to fifteen times, elect a 10% discount to the closing bid price of the Company’s common stock on the date immediately before the conversion.

In addition, if an event of default has occurred and is continuing, the Conversion Price will be equal to the lesser of (i) the Fixed Conversion Price, and (ii) the closing bid price of the Company’s common stock on the trading date immediately before the date of conversion.

The Fixed Conversion Price is subject to adjustment for stock splits, combinations or similar events. The Fixed Conversion Price is subject to “full ratchet” anti-dilution adjustment where if the Company was to issue or is deemed to have issued specified securities at a price lower than the then applicable Fixed Conversion Price, the Fixed Conversion Price will immediately decline to equal the price at which the Company issued or is deemed to have issued the securities. In addition, if the Company sells or issues any securities with “floating” conversion prices based on the market price of its common stock, the holder of a Convertible Note will have the right to substitute that “floating” conversion price for the Fixed Conversion Price upon conversion of all or part of the Convertible Note.

If the Company does not deliver shares of common stock due upon conversion of a Convertible Note within 3 trading days of a conversion, and, after such third trading day, the converting holder purchases shares of the Company’s common stock to deliver in satisfaction of a sale by the converting holder of shares of common stock issuable upon the conversion that the converting holder anticipated receiving from the Company, upon request of the converting holder, the Company is required to either (i) pay cash to the converting holder in an amount equal to the converting holder’s total purchase price for the shares of common stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver the shares issuable upon the conversion shall terminate, or (ii) deliver shares of common stock due upon conversion and pay cash to the converting Holder in an amount equal to the excess (if any) of the Buy-In Price over the market value of the shares issuable upon conversion on the trading day immediately before the conversion date.

The Convertible Notes may not be converted if, after giving effect to the conversion, the holder together with its affiliates would beneficially own in excess of 4.99% or 9.99% (which percentage has been established at the election of each holder) of the Company’s outstanding shares of common stock (the “Blocker”). The Blocker applicable to the conversion of the Convertible Notes may be raised or lowered to any other percentage not in excess of 9.99% or less than 4.99%, subject to an advance notice period, at the option of the holder.

The Company has elected to account for the Convertible Notes using the fair value alternative in order to simplify its accounting and reporting of the Convertible Notes. Accordingly, the Company has adjusted the carrying value of the Convertible Notes to their fair value as of September 30, 2011, as reflected in fair value adjustments on convertible debt and warrants in the statements of operations. The recorded fair value of the Convertible Notes of $10,896,000 differed from the stated unpaid principal amounts of $9,329,000 as of September 30, 2011.

The Company recorded income of $3,268,000 and $1,542,000 for fair value adjustments for the three and nine months ended September 30, 2011, respectively, for changes in fair value, which adjustments are attributed to reduction in the principal balances and reduction in the market value of the Company’s common stock. There were no changes in fair value of the Convertible Notes due to a change in the estimated credit risk of the instruments. See Note 8 for the Company’s fair value assumptions.

The following table summarizes the Installment Amounts and additional conversions by the note holders through September 30, 2011 (in thousands):

	Principal	Interest	Total	Shares
Installment Amount – 3/7/2011	$3,500	$1,263	$4,763	1,148
Installment Amount – 5/2/2011	3,500	383	3,883	1,396
Installment Amount – 6/1/2011	3,350	176	3,526	1,563
Holder Conversions – Q2 2011	900	49	949	428
Installment Amount – 7/1/2011	3,450	159	3,609	3,313
Installment Amount – 9/1/2011	283	144	427	*
Holder Conversions – Q3 2011	10,688	649	11,337	27,144
	$25,671	$2,823	$28,494	34,992

* Cash Payment

On October 3, 2011, the Company paid its Installment Amount in cash of $928,500 in principal and $64,000 in interest on the Convertible Notes. On November 1, 2011, the Company paid its Installment Amount in cash of $5,000 in interest on the Convertible Notes.

On November 1, 2011, the Company notified the holders that it would pay the Installment Amount due on December 1, 2011 in cash.

In addition to the cash payments above, since September 30, 2011 and through November 3, 2011, the Company issued an aggregate of 28,481,000 shares of its common stock to satisfy $8,181,000 in principal and $388,000 in interest in respect of additional note conversions by holders of the Convertible Notes.The Company intends to, subject to further voluntary conversions, pay the remainder of the principal and interest of approximately $220,000 in cash. [REVISE?  SEE MD&A.]

New PE Holdco Working Capital Line of Credit – For the nine months ended September 30, 2011, New PE Holdco borrowed $9,000,000 on its working capital line of credit, and as of September 30, 2011 had approximately $7,000,000 in borrowing capacity under its line of credit.

Kinergy Operating Line of Credit – In May 2011, Kinergy and its lender amended and increased Kinergy’s credit facility to up to $30,000,000, with an optional accordion feature for an additional $5,000,000.

Loss on Extinguishments of Debt – In 2010, the Company announced agreements designed to satisfy its indebtedness to Lyles United, LLC and Lyles Mechanical Co. (collectively, “Lyles”). Socius CG II, Ltd. (“Socius”) entered into purchase agreements with Lyles under which Socius would purchase claims in respect of the Company’s indebtedness in up to $5,000,000 tranches, which claims Socius would then settle in exchange for shares of the Company’s common stock. Each tranche was to be settled in exchange for the Company’s common stock valued at a 20% discount to the volume weighted average price of the Company’s common stock over a predetermined trading period, which ranged from five to 20 trading days, immediately following the date on which the shares were first issued to Socius. Under this arrangement, the Company issued shares to Socius which settled outstanding debt previously owed to Lyles. For the nine months ended September 30, 2010, the Company issued an aggregate of 3,441,000 shares with an aggregate fair value of $21,159,000 in exchange for $19,000,000 in debt extinguishment, resulting in an aggregate loss of $2,159,000. The Company determined fair value based on the closing price of its shares on the last day of the applicable trading period, which was the date the net shares to be issued were determinable by the Company. There were no issuances during the three months ended September 30, 2010.

6.	DEBT.

Long-term borrowings are summarized in the table below (in thousands):

	December 31,
	2010	2009
Convertible notes, at fair value	$38,108	$—
New PE Holdco term debt	51,279	—
New PE Holdco operating line of credit	18,978	—
Notes payable to related party	—	31,500
DIP financing and rollup	—	39,654
Notes payable to related parties	1,250	2,000
Kinergy operating line of credit	13,474	2,452
Front Range related debt	—	14,497
	123,089	90,103
Less short-term portion	(38,108)	(77,364)
Long-term debt	$84,981	$12,739

Convertible Notes – On October 6, 2010, the Company raised $35,000,000 through the issuance and sale of $35,000,000 in principal amount of secured convertible notes (“Initial Notes”) and warrants (“Initial Warrants”) to purchase an aggregate of 2,941,178 shares of the Company’s common stock. On January 7, 2011, under the terms of exchange agreements with the holders of the Initial Notes and Initial Warrants, the Company issued $35,000,000 in principal amount of secured convertible notes (“Convertible Notes”) in exchange for the Initial Notes and warrants (“Warrants”) to purchase an aggregate of 2,941,178 shares of the Company’s common stock in exchange for the Initial Warrants.

The transactions contemplated by the exchange agreements were entered into to, among other things, clarify previously ambiguous language in the Initial Notes and Initial Warrants, provide the Company with additional time to meet its registration obligations and to add additional flexibility to the Company’s ability to incur indebtedness subordinated to the Convertible Notes.

The Convertible Notes mature on January 6, 2012, subject to the right of the lenders to extend the date (i) if an event of default under the Convertible Notes has occurred and is continuing or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in an event of default under the Convertible Notes, and (ii) for a period of 20 business days after the consummation of specific types of transactions involving a change of control. The Convertible Notes bear interest at the rate of 8% per annum, which is compounded monthly, with accrued interest recorded as accrued liabilities in the consolidated balance sheets. The Company accrued approximately $657,000 in interest with respect to the Convertible Notes at December 31, 2010. The accrued interest will be paid on the first installment date and monthly thereafter. The interest rate will increase to 15% per annum upon the occurrence of an event of default.

The holders of the Convertible Notes are entitled to interest, amortization payments and other amounts. The Company is required to pay a late charge of 15% on any amount of principal or other amounts due which are not paid when due.

Interest on the Convertible Notes is payable in arrears on specified installment dates. If a holder elects to convert or redeem all or any portion of a Convertible Note prior to the maturity date, all interest that would have accrued on the amount being converted or redeemed through the maturity date will also be payable. If the Company elects to redeem all or any portion of a Convertible Note prior to the maturity date, all interest that would have accrued through the maturity date on the amount redeemed will also be payable.

The Company is obligated to make amortization payments with respect to the principal amount of each Convertible Note on each of the following dates (collectively, the “Installment Dates”): (i) March 7, 2011; (ii) May 2, 2011; and (iii) the first trading day of each calendar month thereafter. The amortizing portion of the principal of each Convertible Note (the “Monthly Amortization Amount”), will equal the fraction of each Convertible Note, the numerator of which is equal to the original outstanding principal amount of the Convertible Note and the denominator of which is equal to the number of Installment Dates remaining until the maturity date.

The Company may elect to pay the Monthly Amortization Amount and applicable interest in cash or shares of its common stock, at its election, subject to the satisfaction of certain conditions.

All amounts due under the Convertible Notes are convertible at any time, in whole or in part, at the option of the holders into shares of the Company’s common stock at a specified conversion price, or Conversion Price. The Convertible Notes were initially convertible into shares of the Company’s common stock at the initial Conversion Price of $5.95 per share (“Fixed Conversion Price”). The Convertible Notes are now convertible into shares of the Company’s common stock at a price determined as follows:

•
If the Company has elected to make an amortization payment in shares of common stock and the date of conversion occurs during the 15 calendar day period following (and including) the applicable Installment Date (“Initial Period”), the Conversion Price will equal the lesser of (i) the Fixed Conversion Price, and (ii) the average of the volume weighted average prices of the Company’s common stock for each of the five lowest trading days during the 20 trading day period immediately prior to the Initial Period.

•
If the Company has elected to make an amortization payment in shares of common stock and the date of conversion occurs during the period beginning on the 16th calendar day after the applicable Installment Date and ending on the day immediately prior to the next Installment Date or the maturity date, the Conversion Price will equal the lesser of (i) the Fixed Conversion Price, and (ii) the closing bid price of the Company’s common stock on the trading date immediately before the date of conversion.

In addition, if an event of default has occurred and is continuing, the Conversion Price will be equal to the lesser of (i) the Fixed Conversion Price, and (ii) the closing bid price of the Company’s common stock on the trading date immediately before the date of conversion.

The Fixed Conversion Price is subject to adjustment for stock splits, combinations or similar events. The Fixed Conversion Price is subject to “full ratchet” anti-dilution adjustment where if the Company was to issue or is deemed to have issued specified securities at a price lower than the then applicable Fixed Conversion Price, the Fixed Conversion Price will immediately decline to equal the price at which the Company issued or is deemed to have issued the securities. In addition, if the Company sells or issues any securities with “floating” conversion prices based on the market price of its common stock, the holder of a Convertible Note will have the right to substitute that “floating” conversion price for the Fixed Conversion Price upon conversion of all or part of the Convertible Note.

The Company has agreed to pay “buy-in” damages of the converting holder if the Company fails to timely deliver common stock upon conversion of the Convertible Notes.

The Convertible Notes may not be converted if, after giving effect to the conversion, the holder together with its affiliates would beneficially own in excess of 4.99% or 9.99% (which percentage has been established at the election of each selling security holder) of the Company’s outstanding shares of common stock (the “Blocker”). The Blocker applicable to the conversion of the Convertible Notes may be raised or lowered to any other percentage not in excess of 9.99% or less than 4.99%, subject to an advance notice period, at the option of the selling security holder.

The number of shares of the Company’s common stock issuable upon conversion of the Convertible Notes is based on the Conversion Price at the time, whether by the Company or holder. The Conversion Price is not to exceed $5.95 and, unless the Company obtains a waiver, it cannot issue shares of common stock if the Conversion Price is less than $1.40. Based on this range of Conversion Prices, at December 31, 2010, the Convertible Notes were convertible into between 7,019,000 and 26,099,000 shares of the Company’s common stock. At March 31, 2011, based on the current Conversion Price of $3.99, the Convertible Notes were convertible into 9,903,000 shares of the Company’s common stock.

The Company has determined that the conversion feature in the Convertible Notes requires bifurcation and liability classification and measurement, at fair value, and requires evaluation at each reporting period. Under ASC 825, Financial Instruments, the FASB provides an alternative to bifurcation and companies may  instead elect fair value measurement for the entire instrument, including the debt and conversion feature. The Company has elected the fair value alternative in order to simplify its accounting and reporting of the Convertible Notes upon issuance. Accordingly, the Company has adjusted the carrying value of the Convertible Notes to their fair value as of December 31, 2010, reflected in fair value adjustments of convertible notes and warrants in the statements of operations. The recorded fair value of the Convertible Notes of $38,108,000 differs from the stated unpaid principal amounts of $35,000,000 as of December 31, 2010. The Company recorded fair value adjustments of $2,474,000 for its initial recognition and $634,000 for subsequent changes in fair value, which is attributed to term shortening and reduction in the market value of the Company’s common stock. There were no changes in fair value of the Convertible Notes due to a change in the estimated credit risk of the instruments. See Note 13 for the Company’s fair value assumptions.

Registration Rights Agreements – In connection with the sale of the Initial Notes and the Initial Warrants, the Company entered into a registration rights agreement with all of the investors to file a registration statement on Form S-1 with the Securities and Exchange Commission by October 27, 2010 for the resale by the investors of 150% of the sum of (i) the maximum number of shares of common stock initially issuable upon conversion of the Initial Notes (assuming an initial Conversion Price of $5.95), (ii) the maximum number of shares of common stock payable as interest under the Initial Notes (assuming all interest became due and payable on October 25, 2010, calculated using an interest rate of 8% per annum compounded monthly through the maturity date and a Conversion Price of $5.95, which was the closing price of the Company's common stock on October 25, 2010), and (iii) the maximum number of shares of common stock issuable upon exercise of the Initial Warrants. In response to Securities and Exchange Commission comments to the Company's initial registration statement on Form S-1 filed on October 27, 2010, the Company determined that a reduction of the total number of shares to be registered would be required to satisfy the requirements of Rule 415 of the Securities Act of 1933, as amended ("Securities Act"). As a result, the Company agreed to reduce the total number of shares to be registered to an aggregate of 3,968,423 shares issuable upon conversion of the Initial Notes and in lieu of cash payments on the Initial Notes (i.e., a portion of the shares of common stock that may be issued as interest payments under the Initial Notes). Under the terms of Exchange Agreements, each of the investors agreed to amend the Company's registration obligations to allow the Company to register an aggregate of 3,968,423 shares of its common stock, consisting of 3,492,212 conversion shares and 476,211 interest shares, and agreed to extend the date by which a registration statement to register 3,492,212 conversion shares and 476,211 interest shares is declared effective from January 25, 2011 to February 8, 2011.

Prior to entering into the Exchange Agreements, the Company withdrew the registration statement it filed to register for resale by the investors certain of the shares issuable under the Initial Notes. In compliance with the Company's obligations under the registration rights agreement, as amended by the Exchange Agreements, the Company filed a registration statement on Form S-1 to register for resale by the investors 3,492,212 conversion shares and 476,211 interest shares issuable under the Convertible Notes.

Subject to grace periods, the Company is required to keep effective a registration statement for resale by the investors on a delayed or continuous basis at then-prevailing market prices at all times until the earlier of (i) the date as of which all of the investors may sell all of the shares of common stock required to be covered by the registration statement without restriction under Rule 144 under the Securities Act (including volume restrictions) and without the need for current public information required by Rule 144(c), if applicable), or (ii) the date on which the investors have sold all of the shares of common stock covered by the registration statement.

The Company must pay registration delay payments of 2% of each investor's initial investment in the Initial Notes per month if the registration statement ceases to be effective prior to the expiration of deadlines provided for in the registration rights agreement. The registration rights agreement contains other customary terms and conditions, including various indemnification provisions in connection with the registration of the shares of common stock underlying the Convertible Notes and the shares of common stock underlying the Warrants. The Company believes it is in compliance with these agreements.

New PE Holdco Term Debt and Working Capital Line of Credit – On the Effective Date, approximately $294,478,000 in prepetition and post petition secured indebtedness of the Plant Owners was restructured under a Credit Agreement entered into on June 25, 2010 among Plant Owners, as borrowers, and West LB, AG, New York Branch, and other lenders. Under the Plan, the Plant Owners’ existing prepetition and post petition secured indebtedness of approximately $294,478,000 was restructured to consist of approximately $50,000,000, plus accrued interest of $1,279,000, in three-year term loans and a new three-year revolving credit facility of up to $35,000,000 to fund working capital requirements of New PE Holdco. The term loan and revolving credit facility require monthly interest payments at a floating rate equal to the three month London Interbank Offered Rate (“LIBOR”) or the Prime Rate of interest, as elected by the borrower, plus 10.0%. At December 31, 2010, the rate was approximately 13.75%. Repayments of principal are based on available free cash flow of the borrower, until maturity, when all principal amounts are due. During 2010, no principal payments were made on these facilities. The term loan and revolving credit facility represent permanent financing and are collateralized by a perfected, first-priority security interest in all of the assets, including inventories and all rights, title and interest in all tangible and intangible assets, of New PE Holdco.

Notes Payable to Related Party – In November 2008, the Company restructured certain construction related loans of $30,000,000 in the aggregate with Lyles United, LLC (“Lyles United”) by paying all accrued and unpaid interest thereon and issuing an amended and restated promissory note in the principal amount of $30,000,000. The amended and restated promissory note was due March 15, 2009 and accrued interest at the Prime Rate of interest, plus 3.00. The Company and Lyles United jointly instructed PEI California pursuant to an Irrevocable Joint Instruction Letter to remit directly to Lyles United any cash distributions received by PEI California on account of its ownership interests in Front Range until such time as the amended and restated promissory note was repaid in full.

In October 2008, upon completion of the Stockton facility, the Company converted final unpaid construction costs to an unsecured note payable. The note payable was between the Company and Lyles Mechanical Co. in the principal amount of $1,500,000 and was due with accrued interest on March 31, 2009. Interest accrued at the Prime Rate of interest, plus 2.00%.

In February 2009, the Company notified Lyles United and Lyles Mechanical Co. (collectively, “Lyles”) that it would not be able to pay off its notes due March 15 and March 31, 2009 and as a result, entered into a forbearance agreement. Under the terms of the forbearance agreement, Lyles agreed to forbear from exercising rights and remedies against the Company through April 30, 2009. These forbearances were not extended.

In March 2010, the Company announced agreements designed to satisfy this indebtedness. Socius CG II, Ltd. (“Socius”) entered into purchase agreements with Lyles under which Socius would purchase claims in respect of the Company’s indebtedness in up to $5,000,000 tranches, which claims Socius would then settle in exchange for shares of the Company’s common stock. Each tranche was to be settled in exchange for the Company’s common stock valued at a 20% discount to the volume weighted average price (“VWAP”) of the Company’s common stock over a predetermined trading period, which ranged from five to 20 trading days, immediately following the date on which the shares were first issued to Socius.

Under this arrangement, the Company issued shares to Socius which settled outstanding debt previously owed to Lyles in four successive transactions. For the year ended December 31, 2010, the Company issued an aggregate of 3,441,000 shares with an aggregate fair value of $21,159,000 in exchange for $19,000,000 in debt extinguishment, resulting in an aggregate loss of $2,159,000. The Company determined fair value based on the closing price of its shares on the last day of the applicable trading period, which was the date the net shares to be issued were determinable by the Company.

On October 6, 2010, the Company paid in full all remaining principal, accrued interest and fees owed to Lyles using the proceeds from the sale of its interest in Front Range and the issuance and sale of the Convertible Notes and Warrants.

DIP Financing and Rollup – Certain of the Plant Owners’ existing lenders (the “DIP Lenders”) entered into a credit agreement for up to a total of $25,000,000 in debtor-in-possession financing (“DIP Financing”), not including a DIP rollup amount (as defined below). The DIP Financing provided for a first priority lien in the Chapter 11 Filings. Proceeds of the DIP Financing were used, among other things, to fund the working capital and general corporate needs of the Company and the costs of the Chapter 11 Filings in accordance with an approved budget. The DIP Financing allowed the DIP Lenders a first priority lien on a dollar-for-dollar basis of their term loans and working capital lines of credit funded prior to the Chapter 11 Filings for each dollar of DIP Financing (“DIP Rollup”). As the Plant Owners drew down on their DIP Financing, an equivalent amount was reclassified from liabilities subject to compromise to DIP financing and rollup. For the period the DIP Financing was outstanding, the interest rate was approximately 14% per annum. As discussed in Note 7, the DIP Financing and DIP Rollup balances were removed from the Company’s consolidated financial statements.

Notes Payable to Related Parties – On March 31, 2009, the Company’s Chairman of the Board and its Chief Executive Officer provided funds in an aggregate amount of $2,000,000 for general working capital purposes, in exchange for two unsecured promissory notes issued by the Company. Interest on the unpaid principal amounts accrues at a rate of 8.00% per annum. The maturity date of these notes was initially extended to January 5, 2011. On October 29, 2010, the Company paid all accrued interest and $750,000 in principal under these notes. On November 5, 2010, the Company entered into amendments to these notes, further extending their maturity dates to March 31, 2012.

Kinergy Line of Credit – Kinergy has a working capital line of credit with Wells Fargo Capital Finance, LLC in an aggregate amount of up to $20,000,000 based on Kinergy’s eligible accounts receivable and inventory levels, subject to any reserves established by Wells Fargo Capital Finance LLC. The credit facility is subject to certain other sublimits, including as to inventory loan limits. Interest accrues under the line of credit at a rate equal to (i) three month LIBOR, plus (ii) a specified applicable margin ranging between 3.50% and 4.50%. The applicable margin was 4.3% at December 31, 2010. The credit facility’s monthly unused line fee is 0.50% of the amount by which the maximum credit under the facility exceeds the average daily principal balance. Kinergy is also required to pay customary fees and expenses associated with the credit facility and issuances of letters of credit. In addition, Kinergy is responsible for a $3,000 monthly servicing fee. Payments that may be made by Kinergy to the Company as reimbursement for management and other services provided by the Company to Kinergy are limited to $750,000 per fiscal quarter in 2011, $800,000 per fiscal quarter in 2012, and $850,000 per fiscal quarter in 2013. Kinergy is required to meet specified EBITDA and fixed coverage ratio financial covenants under the credit facility and is prohibited from incurring any additional indebtedness (other than specific intercompany indebtedness) or making any capital expenditures in excess of $100,000 absent the lender’s prior consent. The Company believes it is in compliance with these covenants. Kinergy’s obligations under the credit facility are secured by a first-priority security interest in all of its assets in favor of the lender. The line of credit matures on December 31, 2013. The Company has guaranteed all of Kinergy’s obligations under the line of credit.

Front Range Related Debt – Front Range had a swap note, which was a term loan, with a floating interest rate, established on a quarterly basis, equal to the 90-day LIBOR plus 3.00%. Front Range entered into a swap contract with the lender to provide a fixed rate of 8.16%. The loan matured in five years, but required principal payments due based on a ten-year amortization schedule. In addition, Front Range had a long-term revolving note in the amount of $2,500,000 and carried a floating interest rate equal to the greater of 5.00% or the 30-day LIBOR, plus 3.25-4.00%, depending on a debt-to-net worth ratio. As of December 31, 2009, the interest rate was 5.00%. The revolving loan matured in five years, but was amortized over ten years with a final payment due August 10, 2011. As of December 31, 2009, there were no borrowings on the revolving note.

The Front Range related notes referred to above represented permanent financing and were collateralized by a perfected, priority security interest in all of the assets of Front Range, including inventories and all rights, title and interest in all tangible and intangible assets of Front Range; a pledge of 100% of the ownership interest in Front Range; an assignment of all revenues produced by Front Range; a pledge and assignment of Front Range’s material contracts and documents, to the extent assignable; all contractual cash flows associated with such agreements; and any other collateral security as the lender may reasonably request. These collateralizations restricted the assets and revenues as well as future financing strategies of Front Range, the Company’s VIE, but did not apply to, nor have bearing upon any financing strategies that the Company may have chosen to undertake.

Front Range was subject to certain loan covenants. Under these covenants, Front Range was required to maintain a certain fixed-charge coverage ratio, a minimum level of working capital and a minimum level of net worth. The covenants also set a maximum amount of additional debt that may be incurred by Front Range. The covenants also limited annual distributions that may have been made to owners of Front Range, including the Company, based on Front Range’s leverage ratio.

Effective January 1, 2010, the Company deconsolidated the results of Front Range, and along with the other assets and liabilities of Front Range, the Company removed all debt balances associated with Front Range.

Interest Expense on Borrowings – Interest expense on all borrowings discussed above, which excludes certain liabilities of the Plant Owners, was $6,261,000 and $13,771,000 for the years ended December 31, 2010 and 2009, respectively.

Long-term debt due in each of the next three years is as follows (in thousands):

Years Ended December 31,	Amount
2011	$38,108
2012	1,250
2013	83,731
Total	$123,089

PREFERRED STOCK	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Preferred Stock [Text Block]
6.	PREFERRED STOCK
For the nine months ended September 30, 2011, 528,982 shares of the Company’s Series B Preferred Stock were converted into 443,589 shares of the Company’s common stock.
9.	PREFERRED STOCK.

The Company has 6,205,853 undesignated shares of authorized and unissued preferred stock, which may be designated and issued in the future on the authority of the Company’s Board of Directors. As of December 31, 2010, the Company had the following designated preferred stock:

Series A Preferred Stock – The Company has authorized 1,684,375 shares of Series A Cumulative Redeemable Convertible Preferred Stock (“Series A Preferred Stock”), with none outstanding at December 31, 2010 and 2009. Shares of Series A Preferred Stock that are converted into shares of the Company’s common stock revert to undesignated shares of authorized and unissued preferred stock.

Upon any issuance, the Series A Preferred Stock would rank senior in liquidation and dividend preferences to the Company’s common stock. Holders of Series A Preferred Stock would be entitled to quarterly cumulative dividends payable in arrears in cash in an amount equal to 5% per annum of the purchase price per share of the Series A Preferred Stock. The holders of the Series A Preferred Stock would have conversion rights initially equivalent to two shares of common stock for each share of Series A Preferred Stock, subject to customary antidilution adjustments. Certain specified issuances will not result in antidilution adjustments. The shares of Series A Preferred Stock would also be subject to forced conversion upon the occurrence of a transaction that would result in an internal rate of return to the holders of the Series A Preferred Stock of 25% or more. Accrued but unpaid dividends on the Series A Preferred Stock are to be paid in cash upon any conversion of the Series A Preferred Stock.

The holders of Series A Preferred Stock would have a liquidation preference over the holders of the Company’s common stock equivalent to the purchase price per share of the Series A Preferred Stock plus any accrued and unpaid dividends on the Series A Preferred Stock. A liquidation would be deemed to occur upon the happening of customary events, including transfer of all or substantially all of the Company’s capital stock or assets or a merger, consolidation, share exchange, reorganization or other transaction or series of related transaction, unless holders of 66 2/3% of the Series A Preferred Stock vote affirmatively in favor of or otherwise consent to such transaction.

Series B Preferred Stock – The Company has authorized 2,109,772 shares of Series B Preferred Stock, with 1,455,924 and 2,346,152 outstanding at December 31, 2010 and 2009, respectively. Shares of Series B Preferred Stock that are converted into shares of the Company’s common stock revert to undesignated shares of authorized and unissued preferred stock.

On March 18, 2008, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Lyles United. The Purchase Agreement provided for the sale by the Company and the purchase by Lyles United of (i) 2,051,282 shares of the Company’s Series B Preferred Stock, all of which were initially convertible into an aggregate of 879,121 shares of the Company’s common stock based on an initial three-for-one conversion ratio, and (ii) a warrant to purchase an aggregate of 439,560 shares of the Company’s common stock at an exercise price of $49.00 per share. On March 27, 2008, the Company consummated the purchase and sale of the Series B Preferred Stock. Upon issuance, the Company recorded $39,898,000, net of issuance costs, in stockholders’ equity (deficit). The warrant has an exercise period of ten years from the date of issuance.

On May 20, 2008, the Company entered into a Securities Purchase Agreement (the “May Purchase Agreement”) with Neil M. Koehler, William L. Jones, Paul P. Koehler and Thomas D. Koehler (the “May Purchasers”). The May Purchase Agreement provided for the sale by the Company and the purchase by the May Purchasers of (i) an aggregate of 294,870 shares of the Company’s Series B Preferred Stock, all of which were initially convertible into an aggregate of 126,373 shares of the Company’s common stock based on an initial three-for-one conversion ratio, and (ii) warrants to purchase an aggregate of 63,186 shares of the Company’s common stock at an exercise price of $49.00 per share. On May 22, 2008, the Company consummated the purchase and sale under the May Purchase Agreement. Upon issuance, the Company recorded $5,745,000, net of issuance costs, in stockholders’ equity (deficit). The warrants have an exercise period of ten years from the date of issuance.

The Series B Preferred Stock ranks senior in liquidation and dividend preferences to the Company’s common stock. Holders of Series B Preferred Stock are entitled to quarterly cumulative dividends payable in arrears in cash in an amount equal to 7.00% per annum of the purchase price per share of the Series B Preferred Stock; however, subject to the provisions of the Letter Agreement described below, such dividends may, at the option of the Company, be paid in additional shares of Series B Preferred Stock based initially on liquidation value of the Series B Preferred Stock. The holders of Series B Preferred Stock have a liquidation preference over the holders of the Company’s common stock initially equivalent to $19.50 per share of the Series B Preferred Stock plus any accrued and unpaid dividends on the Series B Preferred Stock. A liquidation will be deemed to occur upon the happening of customary events, including the transfer of all or substantially all of the capital stock or assets of the Company or a merger, consolidation, share exchange, reorganization or other transaction or series of related transaction, unless holders of 66 2/3% of the Series B Preferred Stock vote affirmatively in favor of or otherwise consent that such transaction shall not be treated as a liquidation. The Company believes that such liquidation events are within its control and therefore has classified the Series B Preferred Stock in stockholders’ equity (deficit).

The holders of the Series B Preferred Stock have conversion rights initially equivalent to three shares of common stock for each share of Series B Preferred Stock. The conversion ratio is subject to customary antidilution adjustments. In addition, antidilution adjustments are to occur in the event that the Company issues equity securities at a price equivalent to less than the then conversion ratio, initially $6.50 per share, including derivative securities convertible into equity securities (on an as-converted or as-exercised basis). The shares of Series B Preferred Stock are also subject to forced conversion upon the occurrence of a transaction that would result in an internal rate of return to the holders of the Series B Preferred Stock of 25% or more. The forced conversion is to be based upon the conversion ratio as last adjusted. Accrued but unpaid dividends on the Series B Preferred Stock are to be paid in cash upon any conversion of the Series B Preferred Stock.

The holders of Series B Preferred Stock vote together as a single class with the holders of the Company’s common stock on all actions to be taken by the Company’s stockholders. Each share of Series B Preferred Stock entitles the holder to the number of votes equal to the number of shares of common stock into which each share of Series B Preferred Stock is convertible on all matters to be voted on by the stockholders of the Company. Notwithstanding the foregoing, the holders of Series B Preferred Stock are afforded numerous customary protective provisions with respect to certain actions that may only be approved by holders of a majority of the shares of Series B Preferred Stock.

In connection with the closing of the above mentioned sales of its Series B Preferred Stock, the Company entered into Letter Agreements with Lyles United and the May Purchasers under which the Company expressly waived its rights under the Certificate of Designations to make dividend payments in additional shares of Series B Preferred Stock in lieu of cash dividend payments without the prior written consent of Lyles United and the May Purchasers.

Registration Rights Agreement – In connection with the closing of the sale of its Series B Preferred Stock, the Company entered into a Registration Rights Agreement with Lyles United. The Registration Rights Agreement is to be effective until the holders of the Series B Preferred Stock, and their affiliates, as a group, own less than 10% for each of the series issued, including common stock into which such Series B Preferred Stock has been converted. The Registration Rights Agreement provides that holders of a majority of the Series B Preferred Stock, including common stock into which such Series B Preferred Stock has been converted, may demand and cause the Company, at any time after the first anniversary of the Closing, to register on their behalf the shares of common stock issued, issuable or that may be issuable upon conversion of the Preferred Stock and as payment of dividends thereon, and upon exercise of the related warrants (collectively, the “Registrable Securities”). The Company is required to keep such registration statement effective until such time as all of the Registrable Securities are sold or until such holders may avail themselves of Rule 144 for sales of Registrable Securities without registration under the Securities Act of 1933, as amended. The holders are entitled to two demand registrations on Form S-1 and unlimited demand registrations on Form S-3; provided, however, that the Company is not obligated to effect more than one demand registration on Form S-3 in any calendar year. In addition to the demand registration rights afforded the holders under the Registration Rights Agreement, the holders are entitled to unlimited “piggyback” registration rights. These rights entitle the holders who so elect to be included in registration statements to be filed by the Company with respect to other registrations of equity securities. The Company is responsible for all costs of registration, plus reasonable fees of one legal counsel for the holders, which fees are not to exceed $25,000 per registration. The Registration Rights Agreement includes customary representations and warranties on the part of both the Company and the holders and other customary terms and conditions.

The Company recorded preferred stock dividends of $2,847,000 and $3,202,000 for the years ended December 31, 2010 and 2009, respectively.

COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments and Contingencies Disclosure [Text Block]
7.	COMMITMENTS AND CONTINGENCIES.

Purchase Commitments – At September 30, 2011, the Company had fixed-price purchase contracts with its suppliers to purchase $17,742,000 of ethanol. These fixed-price contracts will be satisfied throughout the remainder of 2011. At September 30, 2011, the Company had indexed-price purchase contracts with its suppliers to purchase 2,826,000 gallons of ethanol.

Sales Commitments – At September 30, 2011, the Company had entered into sales contracts with its major customers to sell certain quantities of ethanol and WDG. The volumes indicated in the indexed price contracts table will be sold at publicly-indexed sales prices determined by market prices in effect on their respective transaction dates (in thousands):

Fixed-Price Contracts
Ethanol	$5,950
WDG	3,068
Total	$9,018

Indexed-Price Contracts (Volume)
Ethanol (gallons)	123,214
WDG (tons)	153

Litigation – General – The Company is subject to various claims and contingencies in the ordinary course of its business, including those related to litigation, business transactions, employee-related matters, and others. When the Company is aware of a claim or potential claim, it assesses the likelihood of any loss or exposure. If it is probable that a loss will result and the amount of the loss can be reasonably estimated, the Company will record a liability for the loss. If the loss is not probable or the amount of the loss cannot be reasonably estimated, the Company discloses the claim if the likelihood of a potential loss is reasonably possible and the amount involved could be material. While there can be no assurances, the Company does not expect that any of its pending legal proceedings will have a material financial impact on the Company’s results.

Litigation – Barry Spiegel – State Court Action– On December 22, 2005, Barry J. Spiegel, a former shareholder and director of Accessity, filed a complaint in the Circuit Court of the 17th Judicial District in and for Broward County, Florida (Case No. 05018512), or the State Court Action, against Barry Siegel, Philip Kart, Kenneth Friedman and Bruce Udell, or collectively, the Individual Defendants. Messrs. Udell and Friedman are former directors of Accessity and Pacific Ethanol. Mr. Kart is a former executive officer of Accessity and Pacific Ethanol. Mr. Siegel is a former director and former executive officer of Accessity and Pacific Ethanol.

The State Court Action relates to the Share Exchange Transaction and purports to state the following five counts against the Individual Defendants: (i) breach of fiduciary duty, (ii) violation of the Florida Deceptive and Unfair Trade Practices Act, (iii) conspiracy to defraud, (iv) fraud, and (v) violation of Florida’s Securities and Investor Protection Act. Mr. Spiegel based his claims on allegations that the actions of the Individual Defendants in approving a Share Exchange Transaction caused the value of his Accessity common stock to diminish and is seeking approximately $22.0 million in damages. On March 8, 2006, the Individual Defendants filed a motion to dismiss the State Court Action. Mr. Spiegel filed his response in opposition on May 30, 2006. The court granted the motion to dismiss by Order dated December 1, 2006, on the grounds that, among other things, Mr. Spiegel failed to bring his claims as a derivative action.

On February 9, 2007, Mr. Spiegel filed an amended complaint which purports to state the following five counts: (i) breach of fiduciary duty, (ii) fraudulent inducement, (iii) violation of Florida’s Securities and Investor Protection Act, (iv) fraudulent concealment, and (v) breach of fiduciary duty of disclosure. The amended complaint included Pacific Ethanol as a defendant. On March 30, 2007, Pacific Ethanol filed a motion to dismiss the amended complaint. Before the court could decide that motion, on June 4, 2007, Mr. Spiegel amended his complaint, which purports to state two counts: (a) breach of fiduciary duty, and (b) fraudulent inducement. The first count is alleged against the Individual Defendants and the second count is alleged against the Individual Defendants and Pacific Ethanol. The amended complaint was, however, voluntarily dismissed on August 27, 2007, by Mr. Spiegel as to Pacific Ethanol.

Mr. Spiegel sought and obtained leave to file another amended complaint on June 25, 2009, which renewed his case against Pacific Ethanol, and named three additional individual defendants, and asserted the following three counts: (x) breach of fiduciary duty, (y) fraudulent inducement, and (z) aiding and abetting breach of fiduciary duty. The first two counts are alleged solely against the Individual Defendants. With respect to the third count, Mr. Spiegel has named Pacific Ethanol California, Inc. (formerly known as Pacific Ethanol, Inc.), as well as William L. Jones, Neil M. Koehler and Ryan W. Turner. Mr. Jones is a director of Pacific Ethanol. Mr. Turner is a former director and officer of Pacific Ethanol. Mr. Koehler is a director and officer of Pacific Ethanol. Pacific Ethanol and the Individual Defendants filed a motion to dismiss the count against them, and the court granted the motion. Plaintiff then filed another amended complaint, and Defendants once again moved to dismiss. The motion was heard on February 17, 2010, and the court, on March 22, 2010, denied the motion requiring Pacific Ethanol and Messrs. Jones, Koehler and Turner to answer the complaint and respond to discovery requests.

Discovery was then taken by all parties, and the Plaintiff served his expert report in June 2011 relating to the damages that the Plaintiff is claiming. The deposition of the Plaintiff’s expert was set for October 2011, and the Defendants have since filed their motions for summary judgment. The case has been set for a non-jury trial commencing on Monday, February 27, 2012. In November 2011, the case was settled.  See Note 12.

12.	COMMITMENTS AND CONTINGENCIES.

Commitments – The following is a description of significant commitments at December 31, 2010:

Operating Leases – Future minimum lease payments required by non-cancelable operating leases in effect at December 31, 2010 are as follows (in thousands):

Years Ended December 31,	Amount
2011	$1,669
2012	1,240
2013	1,196
2014	735
2015	747
Thereafter	4,521
Total	$10,108

Total rent expense during the years ended December 31, 2010 and 2009 was $1,598,000 and $2,320,000, respectively.

Sales Commitments – At December 31, 2010, the Company had entered into sales contracts with its major customers to sell certain quantities of ethanol, WDG and syrup. The volumes indicated in the indexed price contracts table will be sold at publicly-indexed sales prices determined by market prices in effect on their respective transaction dates (in thousands):

Fixed-Price Contracts
Ethanol	$4,109
WDG and syrup	2,508
Total	$6,617

Indexed-Price Contracts (Volume)
Ethanol (gallons)	115,333
WDG and syrup	36

Purchase Commitments – At December 31, 2010, the Company had fixed-price purchase contracts with its suppliers to purchase $4,688,000 of ethanol and indexed-price purchase contracts with its suppliers to purchase 18,500 gallons of ethanol. These fixed- and indexed-price commitments will be satisfied throughout 2011.

Contingencies – The following is a description of significant contingencies at December 31, 2010:

Litigation – General – The Company is subject to various claims and contingencies in the ordinary course of its business, including those related to litigation, business transactions, employee-related matters, and others. When the Company is aware of a claim or potential claim, it assesses the likelihood of any loss or exposure. If it is probable that a loss will result and the amount of the loss can be reasonably estimated, the Company will record a liability for the loss. If the loss is not probable or the amount of the loss cannot be reasonably estimated, the Company discloses the claim if the likelihood of a potential loss is reasonably possible and the amount involved could be material. While there can be no assurances, the Company does not expect that any of its pending legal proceedings will have a material financial impact on the Company’s results.

Litigation – Delta-T Corporation – On August 18, 2008, Delta-T Corporation filed suit in the United States District Court for the Eastern District of Virginia (the “First Virginia Federal Court case”), naming Pacific Ethanol, Inc. as a defendant, along with its former subsidiaries Pacific Ethanol Stockton, LLC, Pacific Ethanol Imperial, LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Magic Valley, LLC and Pacific Ethanol Madera, LLC. The suit alleged breaches of the parties’ Engineering, Procurement and Technology License Agreements, breaches of a subsequent term sheet and letter agreement and breaches of indemnity obligations. The complaint sought specified contract damages of approximately $6,500,000, along with other unspecified damages. All of the defendants moved to dismiss the First Virginia Federal Court case for lack of personal jurisdiction and on the ground that all disputes between the parties must be resolved through binding arbitration, and, in the alternative, moved to stay the First Virginia Federal Court case pending arbitration. In January 2009, these motions were granted by the Court, compelling the case to arbitration with the American Arbitration Association (the “AAA”). By letter dated June 10, 2009, the AAA notified the parties to the arbitration that the matter was automatically stayed as a result of the Chapter 11 Filings.

On March 18, 2009, Delta-T Corporation filed a cross-complaint against Pacific Ethanol, Inc. and Pacific Ethanol Imperial, LLC in the Superior Court of the State of California in and for the County of Imperial. The cross-complaint arose out of a suit by OneSource Distributors, LLC against Delta-T Corporation. On March 31, 2009, Delta-T Corporation and Bateman Litwin N.V, a foreign corporation, filed a third-party complaint in the United States District Court for the District of Minnesota naming Pacific Ethanol, Inc. and Pacific Ethanol Imperial, LLC as defendants. The third-party complaint arose out of a suit by Campbell-Sevey, Inc. against Delta-T Corporation. On April 6, 2009, Delta-T Corporation filed a cross-complaint against Pacific Ethanol, Inc. and Pacific Ethanol Imperial, LLC in the Superior Court of the State of California in and for the County of Imperial. The cross-complaint arose out of a suit by GEA Westfalia Separator, Inc. against Delta-T Corporation. Each of these actions allegedly related to the aforementioned Engineering, Procurement and Technology License Agreements and Delta-T Corporation’s performance of services thereunder. The third-party suit and the cross-complaints asserted many of the factual allegations in the First Virginia Federal Court case and sought unspecified damages.

On June 19, 2009, Delta-T Corporation filed suit in the United States District Court for the Eastern District of Virginia (the “Second Virginia Federal Court case”), naming Pacific Ethanol, Inc. as the sole defendant. The suit alleged breaches of the parties’ Engineering, Procurement and Technology License Agreements, breaches of a subsequent term sheet and letter agreement, and breaches of indemnity obligations. The complaint sought specified contract damages of approximately $6,500,000, along with other unspecified damages.

In connection with the Chapter 11 Filings, the Plant Owners moved the Bankruptcy Court to enter a preliminary injunction in favor of the Plant Owners and Pacific Ethanol, Inc. staying and enjoining all of the aforementioned litigation and arbitration proceedings commenced by Delta-T Corporation. On August 6, 2009, the Bankruptcy Court ordered that the litigation and arbitration proceedings commenced by Delta-T Corporation be stayed and enjoined until September 21, 2009 or further order of the court, and that the Plant Owners, Pacific Ethanol, Inc. and Delta-T Corporation complete mediation by September 20, 2009 for purposes of settling all disputes between the parties. Following mediation, the parties reached an agreement under which a stipulated order was entered in the Bankruptcy Court on September 21, 2009, providing for a complete mutual release and settlement of any and all claims between Delta-T Corporation and the Plant Owners, a complete reservation of rights as between Pacific Ethanol, Inc. and Delta-T Corporation, and a stay of all proceedings by Delta-T Corporation against Pacific Ethanol, Inc. until December 31, 2009. As a result of the complete mutual release and settlement, the Company recorded a gain of approximately $2,008,000 in reorganization costs for the year ended December 31, 2009.

On March 1, 2010, Delta-T Corporation resumed active litigation of the Second Virginia Federal Court case by filing a motion for entry of a default judgment. Also on March 1, 2010, Pacific Ethanol, Inc. filed a motion for extension of time for its first appearance in the Second Virginia Federal Court case and also filed a motion to dismiss Delta-T Corporation’s complaint based on the mandatory arbitration clause in the parties’ contracts, and alternatively to stay proceedings during the pendency of arbitration. These motions were argued on March 31, 2010. The Court ruled on the motions in May 2010, denying Delta-T Corporation’s motion for entry of a default judgment, and compelling the case to arbitration with the AAA.

On May 25, 2010, Delta-T Corporation filed a Voluntary Petition in the Bankruptcy Court for the Eastern District of Virginia under Chapter 7 of the Bankruptcy Code. The Company believes that Delta-T Corporation has liquidated its assets and abandoned its claims against the Company.

Litigation – Barry Spiegel – State Court Action – On December 22, 2005, Barry J. Spiegel, a former shareholder and director of Accessity, filed a complaint in the Circuit Court of the 17th Judicial District in and for Broward County, Florida (Case No. 05018512), or the State Court Action, against Barry Siegel, Philip Kart, Kenneth Friedman and Bruce Udell, or collectively, the Individual Defendants. Messrs. Udell and Friedman are former directors of Accessity and Pacific Ethanol. Mr. Kart is a former executive officer of Accessity and Pacific Ethanol. Mr. Siegel is a former director and former executive officer of Accessity and Pacific Ethanol.

The State Court Action relates to the Share Exchange Transaction and purports to state the following five counts against the Individual Defendants: (i) breach of fiduciary duty, (ii) violation of the Florida Deceptive and Unfair Trade Practices Act, (iii) conspiracy to defraud, (iv) fraud, and (v) violation of Florida’s Securities and Investor Protection Act. Mr. Spiegel based his claims on allegations that the actions of the Individual Defendants in approving the Share Exchange Transaction caused the value of his Accessity common stock to diminish and is seeking approximately $22.0 million in damages. On March 8, 2006, the Individual Defendants filed a motion to dismiss the State Court Action. Mr. Spiegel filed his response in opposition on May 30, 2006. The court granted the motion to dismiss by Order dated December 1, 2006, on the grounds that, among other things, Mr. Spiegel failed to bring his claims as a derivative action.

On February 9, 2007, Mr. Spiegel filed an amended complaint which purports to state the following five counts: (i) breach of fiduciary duty, (ii) fraudulent inducement, (iii) violation of Florida’s Securities and Investor Protection Act, (iv) fraudulent concealment, and (v) breach of fiduciary duty of disclosure. The amended complaint included Pacific Ethanol as a defendant. On March 30, 2007, Pacific Ethanol filed a motion to dismiss the amended complaint. Before the court could decide that motion, on June 4, 2007, Mr. Spiegel amended his complaint, which purports to state two counts: (a) breach of fiduciary duty, and (b) fraudulent inducement. The first count is alleged against the Individual Defendants and the second count is alleged against the Individual Defendants and Pacific Ethanol. The amended complaint was, however, voluntarily dismissed on August 27, 2007, by Mr. Spiegel as to Pacific Ethanol.

Mr. Spiegel sought and obtained leave to file another amended complaint on June 25, 2009, which renewed his case against Pacific Ethanol, and named three additional individual defendants, and asserted the following three counts: (x) breach of fiduciary duty, (y) fraudulent inducement, and (z) aiding and abetting breach of fiduciary duty. The first two counts are alleged solely against the Individual Defendants. With respect to the third count, Mr. Spiegel has named Pacific Ethanol California, Inc. (formerly known as Pacific Ethanol, Inc.), as well as William L. Jones, Neil M. Koehler and Ryan W. Turner. Messrs. Jones and Turner are directors of Pacific Ethanol. Mr. Turner is a former officer of Pacific Ethanol. Mr. Koehler is a director and officer of Pacific Ethanol. Pacific Ethanol and the Individual Defendants filed a motion to dismiss the count against them, and the court granted the motion. Plaintiff then filed another amended complaint, and Defendants once again moved to dismiss. The motion was heard on February 17, 2010, and the court, on March 22, 2010, denied the motion requiring Pacific Ethanol and Messrs. Jones, Koehler and Turner to answer the complaint and respond to discovery requests.

Litigation – Barry Spiegel – Federal Court Action – On December 28, 2006, Barry J. Spiegel, filed a complaint in the United States District Court, Southern District of Florida (Case No. 06-61848), or the Federal Court Action, against the Individual Defendants and Pacific Ethanol. The Federal Court Action relates to the Share Exchange Transaction and purports to state the following three counts: (i) violations of Section 14(a) of the Securities Exchange Act of 1934, as amended, or Exchange Act, and SEC Rule 14a-9 promulgated thereunder, (ii) violations of Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder, and (iii) violation of Section 20(A) of the Exchange Act. The first two counts are alleged against the Individual Defendants and Pacific Ethanol and the third count is alleged solely against the Individual Defendants. Mr. Spiegel bases his claims on, among other things, allegations that the actions of the Individual Defendants and Pacific Ethanol in connection with the Share Exchange Transaction resulted in a share exchange ratio that was unfair and resulted in the preparation of a proxy statement seeking shareholder approval of the Share Exchange Transaction that contained material misrepresentations and omissions. Mr. Spiegel is seeking in excess of $15.0 million in damages.

Mr. Spiegel amended the Federal Court Action on March 5, 2007, and Pacific Ethanol and the Individual Defendants filed a Motion to Dismiss the amended pleading on April 23, 2007. Plaintiff Spiegel sought to stay his own federal case, but the Motion was denied on July 17, 2007. The court required Mr. Spiegel to respond to the Company’s Motion to Dismiss. On January 15, 2008, the court rendered an Order dismissing the claims under Section 14(a) of the Exchange Act on the basis that they were time barred and that more facts were needed for the claims under Section 10(b) of the Exchange Act. The court, however, stayed the entire case pending resolution of the State Court Action. On November 9, 2011, the Company and parties to the Spiegel cases entered into a confidential settlement agreement to settle all matters relating to the State Court Action and the Federal Court Action.  The settlement agreement became effective on November 21, 2011 whereupon the State Court Action and the Federal Court Action were dismissed with prejudice.

FAIR VALUE MEASUREMENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Fair Value Disclosures [Text Block]
8.      FAIR VALUE MEASUREMENTS.

The fair value hierarchy prioritizes the inputs used in valuation techniques into three levels as follows:

•	Level 1 – Observable inputs – unadjusted quoted prices in active markets for identical assets and liabilities;

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability through corroboration with market data; and

•
Level 3 – Unobservable inputs – includes amounts derived from valuation models where one or more significant inputs are unobservable. For fair value measurements using significant unobservable inputs, a description of the inputs and the information used to develop the inputs is required along with a reconciliation of Level 3 values from the prior reporting period.

Convertible Notes and Warrants – The Company has recorded its Convertible Notes and Warrants at fair value and designated them as Level 3.

The Convertible Notes were valued using a combination of a Monte Carlo Binomial Lattice-Based valuation methodology for the embedded conversion feature, adjusted for marketability restrictions, combined with a discounted cash flow model for the payment stream of the debt instrument. The significant assumptions used in the valuations are as follows:

Assumptions	September 30, 2011	December 31, 2010
Stock price	$0.29	$5.04
Volatility	68.7%	68.4%
Risk free interest rate	0.06%	0.29%
Term (years)	0.61	1.03
Marketability discount	21.1%	27.0%
Discount rate of debt instrument	30.0%	30.0%

Based on the above, the Company estimated the fair value of the Convertible Notes to be $10,896,000 and $38,108,000 at September 30, 2011 and December 31, 2010, respectively.

The Warrants were valued using a Monte Carlo Binomial Lattice-Based valuation methodology, adjusted for marketability restrictions. The significant assumptions used in the valuations are as follows:

Assumptions	September 30, 2011	December 31, 2010
Stock price	$0.29	$5.04
Volatility	74.2%	63.5%
Risk free interest rate	1.20%	2.71%
Term (years)	6.10	6.90
Marketability discount	52.1%	44.4%

Based on the above, the Company estimated the fair value of the Warrants to be $292,000 and $5,718,000 at September 30, 2011 and December 31, 2010, respectively.

Other Derivative Instruments – The Company’s other derivative instruments consist of commodity positions. The fair value of the commodity positions are based on quoted prices on the commodity exchanges and are designated as Level 1.

The following table summarizes fair value measurements by level at September 30, 2011 (in thousands):

	Level 1	Level 2	Level 3	Total
Liabilities:
Convertible notes	$—	$—	$10,896	$10,896
Warrants (1)	—	—	292	292
Commodity contracts (2)	140	—	—	140
Total Liabilities	$140	$—	$11,188	$11,328

__________

(1)  Included in other liabilities in the consolidated balance sheets.

(2)  Included in accrued liabilities in the consolidated balance sheets.

The following table summarizes fair value measurements by level at December 31, 2010 (in thousands):

	Level 1	Level 2	Level 3	Total
Liabilities:
Convertible notes	$—	$—	$38,108	$38,108
Warrants (1)	—	—	5,718	5,718
Commodity contracts (2)	15	—	—	15
Total Liabilities	$15	$—	$43,826	$43,841

__________

(1)  Included in other liabilities in the consolidated balance sheets.

(2)  Included in accrued liabilities in the consolidated balance sheets.

The changes in the Company’s Level 3 fair values are as follows (in thousands):

	Convertible Notes	Warrants
Balance, December 31, 2010	$38,108	$5,718
Principal payments	(25,670)	—
Adjustments to fair value for the period	(1,542)	(5,426)
Balance, September 30, 2011	$10,896	$292

13.      FAIR VALUE MEASUREMENTS.

The fair value hierarchy prioritizes the inputs used in valuation techniques into three levels as follows:

•	Level 1 – Observable inputs – unadjusted quoted prices in active markets for identical assets and liabilities;

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability through corroboration with market data; and

•
Level 3 – Unobservable inputs – includes amounts derived from valuation models where one or more significant inputs are unobservable. For fair value measurements using significant unobservable inputs, a description of the inputs and the information used to develop the inputs is required along with a reconciliation of Level 3 values from the prior reporting period.

Convertible Notes and Warrants – As discussed in Notes 6 and 10, the Company recorded the Convertible Notes and Warrants at fair value and designated them as Level 3 on their issuance date.

The Convertible Notes were valued using a combination of a Monte Carlo Binomial Lattice-Based valuation methodology for the embedded conversion feature, adjusted for marketability restrictions, combined with a discounted cash flow model for the payment stream of the debt instrument. Significant assumptions used in the valuation at both the issuance date and December 31, 2010 are as follows:

Assumptions	October 6, 2010	December 31, 2010
Conversion price	$5.95	$5.95
Volatility	73.7%	68.4%
Risk free interest rate	0.24%	0.29%
Term (years)	1.27	1.03
Marketability discount	32.0%	27.0%
Discount rate on plain debt	30.0%	30.0%

Based on the above, the Company estimated the fair value of the Convertible Notes to be $37,474,000 at October 6, 2010 and $38,108,000 at December 31, 2010.

The Warrants were valued using a Monte Carlo Binomial Lattice-Based valuation methodology, adjusted for marketability restrictions. Significant assumptions used in the valuations at both the issuance date and December 31, 2010 are as follows:

Assumptions	October 6, 2010	December 31, 2010
Strike price	$5.95	$5.95
Volatility	67.0%	63.5%
Risk free interest rate	1.77%	2.71%
Term (years)	7.00	6.90
Marketability discount	50.4%	44.4%

Based on the above, the Company estimated the fair value of the Warrants to be $7,445,000 at October 6, 2010 and $5,718,000 at December 31, 2010.

Interest Rate Caps and Swaps – Prior to the Effective Date, the Company classified the Plant Owners’ interest rate caps and swaps into the following levels depending on the inputs used to determine their fair values. The fair value of the interest rate caps were designated as Level 2 based on quoted prices on similar assets or liabilities in active markets. The fair values of the interest rate swaps were designated as Level 3 and were based on a combination of observable inputs and material unobservable inputs.

The Plant Owners had five pay-fixed-and-receive variable interest rate swaps in liability positions which were extinguished as part of the emergence from bankruptcy. The value of these swaps was materially affected by the Plant Owners’ credit. A pre-credit fair value of each swap was determined using conventional present value discounting based on the 3-year Euro dollar futures curves and the LIBOR swap curve beyond 3 years, resulting in a liability of approximately $4,070,000 and $7,189,000 at June 29, 2010 and December 31, 2009, respectively. To reflect the Plant Owners’ financial condition and Chapter 11 Filings, a recovery rate of 40% was applied to that value. Management elected the 40% recovery rate in the absence of any other company-specific information. As the recovery rate is a material unobservable input, these swaps were considered Level 3. It is the Company’s understanding that a 40% recovery rate reflects the standard market recovery rate provided by Bloomberg in probability of default calculations. The Company applied its interpretation of the 40% recovery rate to the swap liability, reducing the liability by 60% to approximately $1,628,000 and $2,875,000 at June 29, 2010 and December 31, 2009, respectively, to reflect the credit risk to counterparties. On June 29, 2010, the liability balance was removed from the Company’s consolidated financial statements as discussed in Note 7.

Other Derivative Instruments – The Company’s other derivative instruments consist of commodity positions and other interest rate caps and swaps. The fair value of the commodity positions are based on quoted prices on the commodity exchanges and are designated as Level 1; the fair value of the interest rate caps and certain swaps are based on quoted prices on similar assets or liabilities in active markets and discounts to reflect potential credit risk to lenders and are designated as Level 2; and certain interest rate swaps are based on a combination of observable inputs and material unobservable inputs.

The following table summarizes fair value measurements by level at December 31, 2010 (in thousands):

	Level 1	Level 2	Level 3	Total
Assets:
Interest rate caps	—	—	—	—
Total Assets	$—	$—	$—	$—

Liabilities:
Convertible notes	$—	$—	$38,108	$38,108
Warrants(1)	—	—	5,718	5,718
Commodity contracts	15	—	—	15
Total Liabilities	$15	$—	$43,826	$43,841

__________

(1)      Included in other liabilities in the consolidated balance sheets.

The following table summarizes fair value measurements by level at December 31, 2009 (in thousands):

	Level 1	Level 2	Level 3	Total
Assets:
Interest rate caps	$—	$21	$—	$21
Total Assets	$—	$21	$—	$21

Liabilities:
Interest rate caps and swaps	$—	$971	$2,875	$3,846
Total Liabilities	$—	$971	$2,875	$3,846

For fair value measurements using significant unobservable inputs (Level 3), a description of the inputs and the information used to develop the inputs is required along with a reconciliation of Level 3 values from the prior reporting period. The changes in the Company’s fair value of its Level 3 inputs are as follows (in thousands):

	Convertible Notes	Warrants	Interest Rate Swaps
Balance, December 31, 2008	$—	$—	$(5,245)
Adjustments to fair value for the period	—	—	2,370
Balance, December 31, 2009	—	—	(2,875)
Issuance of convertible notes and warrants	37,474	7,445	—
Adjustments to fair value for the period	634	(1,727)	1,247
Gain recognized in bankruptcy exit	—	—	1,628
Balance, December 31, 2010	$38,108	$5,718	—

Reconciliation of Impact to Statements of Operations – The following reconciliation summarizes the initial amounts recognized for the issuance of the Convertible Notes and Warrants and subsequent amounts that are recorded in the statements of operations as fair value adjustments to the Convertible Notes and Warrants (in thousands):

	Balance Sheet		Statements of Operations
	Convertible Notes	Warrants	Fair Value Gain (Loss)
Issuance of $35.0 million on October 6, 2010	$37,474	$7,445	$(9,919)
Write off of issuance costs	—	—	(2,910)
Adjustments to fair value for the period	634	(1,727)	1,093
Ending balance, December 31, 2010	$38,108	$5,718	$(11,736)

EARNINGS PER SHARE	9 Months Ended
Sep. 30, 2011
Earnings Per Share [Text Block]
9.	EARNINGS PER SHARE.

The following tables compute basic and diluted earnings per share (in thousands, except per share data):

	Nine Months Ended September 30, 2011
	Income Numerator	Shares Denominator	Per Share Amount
Net income attributed to Pacific Ethanol	$5,120
Less: Preferred stock dividends	(946)
Basic income per share:
Income available to common stockholders	$4,174	21,230	$0.20
Add: Stock options	—	98
Diluted income per share:
Income available to common stockholders	$4,174	21,328	$0.20

	Nine Months Ended September 30, 2010
	Income Numerator	Shares Denominator	Per Share Amount
Net income attributed to Pacific Ethanol	$85,539
Less: Preferred stock dividends	(2,346)
Basic income per share:
Income available to common stockholders	$83,193	9,947	$8.36
Add: Preferred stock dividends	2,346	1,152
Diluted income per share:
Income available to common stockholders	$85,539	11,099	$7.71

There were an aggregate of 6,859,000 and 671,000 potentially dilutive weighted-average shares from convertible securities outstanding for the three and nine months ended September 30, 2011, respectively. These convertible securities were not considered in calculating diluted net income per share for the three and nine months ended September 30, 2011, as their effect would have been anti-dilutive.

RELATED PARTY TRANSACTIONS.	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions Disclosure [Text Block]
10.	RELATED PARTY TRANSACTIONS.

The Company had accrued and unpaid dividends in respect of its Series B Preferred Stock of $6,996,000 and $6,050,000 as of September 30, 2011 and December 31, 2010, respectively.

The Company had notes payable to its Chairman of the Board and its Chief Executive Officer totaling $1,250,000 as of September 30, 2011 and December 31, 2010. These notes mature on March 31, 2012.

14.    RELATED PARTY TRANSACTIONS.

The Company had accrued and unpaid dividends in respect of its Series B Preferred Stock of $6,050,000 and $3,202,000 as of December 31, 2010 and 2009, respectively.

The Company had notes payable to its Chairman of the Board and its Chief Executive Officer totaling $1,250,000 and $2,000,000 and accrued and unpaid interest in respect of these notes of $0 and $120,000 as of December 31, 2010 and 2009, respectively. On October 29, 2010, the Company paid all accrued interest and $750,000 in principal under these notes. On November 5, 2010, the Company entered into amendments to these notes, extending the maturity date to March 31, 2012.

The Company had notes payable to Lyles in the aggregate principal amount of $31,500,000 and accrued and unpaid interest and fees in respect of these notes of $2,731,000 as of December 31, 2009. On October 6, 2010, the Company paid in full all amounts owed under its notes payable to Lyles, consisting of $12,500,000 in principal and $4,537,000 in accrued interest and fees.

In May 2009, the Company entered into a consulting agreement with Ryan W. Turner, who is the son-in-law of the Company’s Chairman of the Board, at $10,000 per month for consulting services relating to the Company’s restructuring efforts. In November 2009, the Company executed a new consulting agreement with Mr. Turner at $20,000 per month for similar consulting services. The Company paid Mr. Turner an aggregate of $23,100 and $86,500 for the years ended December 31, 2010 and 2009, respectively, under these arrangements. As of December 31, 2010 and 2009, the Company had no outstanding accounts payable to Mr. Turner. The Company’s consulting relationship with Mr. Turner was terminated in connection with his appointment to the Company’s Board of Directors in February 2010.

PLANT OWNERS' CONDENSED COMBINED FINANCIAL STATEMENTS.	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Condensed Financial Information of Parent Company Only Disclosure [Text Block]
11.	PLANT OWNERS’ CONDENSED COMBINED FINANCIAL STATEMENTS.

Since the consolidated financial statements of the Company include entities other than the Plant Owners, the following presents the condensed combined financial statements of the Plant Owners. These condensed combined financial statements have been prepared, in all material respects, on the same basis as the consolidated financial statements of the Company. The condensed combined financial statements of the Plant Owners are as follows (unaudited, in thousands):

PACIFIC ETHANOL HOLDING CO. LLC AND SUBSIDIARIES

CONDENSED COMBINED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2010

Net sales	$89,737
Cost of goods sold	98,140
Gross loss	(8,403)
Selling, general and administrative expenses	1,829
Loss from operations	(10,232)
Other expense, net	(1,253)
Loss before reorganization costs and gain from bankruptcy exit	(11,485)
Reorganization costs	(4,153)
Gain from bankruptcy exit	119,408
Net income	$103,770

PACIFIC ETHANOL HOLDING CO. LLC AND SUBSIDIARIES

CONDENSED COMBINED STATEMENT OF CASH FLOWS

Nine Months Ended September 30, 2010

Operating Activities:
Net cash used in operating activities	$(6,808)
Investing Activities:
Net cash impact of bankruptcy exit	$(1,301)
Additions to property and equipment	(310)
Net cash used in investing activities	$(1,611)
Financing Activities:
Proceeds from borrowings	$5,173
Net cash provided by financing activities	$5,173
Net decrease in cash and cash equivalents	(3,246)
Cash and cash equivalents at beginning of period	3,246
Cash and cash equivalents at end of period	$—

15.    PLANT OWNERS’ CONDENSED COMBINED FINANCIAL STATEMENTS

Since the consolidated financial statements of the Company include entities other than the Plant Owners, below are the condensed combined financial statements of the Plant Owners for the periods included in these consolidated financial statements during the pendency of their Chapter 11 Filings. These condensed combined financial statements have been prepared, in all material respects, on the same basis as the consolidated financial statements of the Company. The condensed combined financial statements of the Plant Owners during the pendency of their Chapter 11 Filings are as follows (unaudited, in thousands):

PACIFIC ETHANOL HOLDING CO. LLC AND SUBSIDIARIES

CONDENSED COMBINED BALANCE SHEET

As of December 31, 2009

ASSETS
Current Assets:
Cash and cash equivalents	$3,246
Accounts receivable trade	716
Accounts receivable related parties	2,371
Inventories	7,789
Prepaid expenses	1,131
Other current assets	1,029
Total current assets	16,282
Property and equipment, net	160,000
Other assets	858
Total Assets	$177,140

LIABILITIES AND MEMBER’S DEFICIT
Current Liabilities:
Accounts payable – trade	$2,219
Accrued liabilities	174
Other liabilities – related parties	36
DIP financing and rollup	39,654
Other current liabilities	1,504
Total current liabilities	43,587

Other liabilities	61
Liabilities subject to compromise	242,417
Total Liabilities	286,065
Member’s Deficit:
Member’s equity	257,487
Accumulated deficit	(366,412)
Total Member’s Deficit	(108,925)
Total Liabilities and Member’s Deficit	$177,140

PACIFIC ETHANOL HOLDING CO. LLC AND SUBSIDIARIES

CONDENSED COMBINED STATEMENTS OF OPERATIONS

	January 1, 2010 to June 29, 2010	May 17, 2009 to December 31, 2009

Net sales	$89,737	$50,448
Cost of goods sold	98,140	66,470
Gross loss	(8,403)	(16,022)
Selling, general and administrative expenses	1,829	2,420
Asset impairments	—	247,657
Loss from operations	(10,232)	(266,099)
Other expense, net	(1,253)	(267)
Loss before reorganization costs and gain from bankruptcy exit	(11,485)	(266,366)
Reorganization costs	(4,153)	(11,607)
Gain from bankruptcy exit	119,408	—
Net income (loss)	$103,770	$(277,973)

PACIFIC ETHANOL HOLDING CO. LLC AND SUBSIDIARIES

CONDENSED COMBINED STATEMENTS OF CASH FLOWS

	January 1, 2010 to June 29, 2010	May 17, 2009 to December 31, 2009
Operating Activities:
Net income (loss)	$103,770	$(277,973)
Adjustments to reconcile net income (loss) to cash used in operating activities:
Non-cash reorganization costs:
Gain on bankruptcy exit	(119,408)	—
Write-off of unamortized deferred financing fees	—	7,545
Settlement of accrued liability	—	(2,008)
Asset impairments	—	247,657
Depreciation and amortization of intangibles	5,064	16,042
Gain on derivative instruments	(1,206)	(1,572)
Amortization of deferred financing costs	85	61
Changes in operating assets and liabilities:
Accounts receivable	(5,059)	(103)
Inventories	2,948	(5,016)
Prepaid expenses and other assets	159	(378)
Accounts payable and accrued expenses	6,839	(442)
Net cash used in operating activities	$(6,808)	$(16,187)
Investing Activities:
Additions to property and equipment	$(310)	$(446)
Net cash impact of bankruptcy exit	(1,301)	—
Net cash used in investing activities	$(1,611)	$(446)
Financing Activities:
Proceeds from borrowings under DIP financing	$5,173	$19,827
Net cash provided by financing activities	$5,173	$19,827
Net increase (decrease) in cash and cash equivalents	(3,246)	3,194
Cash and cash equivalents at beginning of period	3,246	52
Cash and cash equivalents at end of period	$—	$3,246

SUBSEQUENT EVENTS.	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Subsequent Events [Text Block]
12.	SUBSEQUENT EVENTS.

Settlement of Spiegel Cases - On November 9, 2011, the Company and parties to the Spiegel cases entered into a confidential settlement agreement to settle all matters relating to the State Court Action and the Federal Court Action.  The settlement agreement became effective on November 21, 2011 whereupon the State Court Action and the Federal Court Action were dismissed with prejudice.

Retirement of Convertible Notes - On November 15, 2011, the Company fully retired its outstanding Convertible Notes. The following table summarizes the Installment Amounts and additional conversions by the note holders through November 15, 2011 (in thousands):

	Principal	Interest	Total	Shares
Installment Amount – 3/7/2011	$3,500	$1,263	$4,763	1,148
Installment Amount – 5/2/2011	3,500	383	3,883	1,396
Installment Amount – 6/1/2011	3,350	176	3,526	1,563
Holder Conversions – Q2 2011	900	49	949	428
Installment Amount – 7/1/2011	3,450	159	3,609	3,313
Installment Amount – 9/1/2011	283	144	427	*
Holder Conversions – Q3 2011	10,688	649	11,337	27,144
Installment Amount – 10/3/2011	929	64	993	*
Installment Amount – 11/1/2011	--	5	5	*
Holder Conversions – Q4 2011	8,400	397	8,797	28,867
_______________	$35,000	$3,289	$38,289	63,859
* Cash payment

Increases in ownership interest in New PE Holdco - On November 29, 2011, the Company purchased an additional 7% ownership interest in New PE Holdco for an aggregate purchase price of $4.5 million in cash, bringing its ownership interest from 20% to 27%.  On December 19, 2011, the Company completed a purchase of an additional 7% ownership interest in New PE Holdco for an aggregate purchase price of $4.6 million in cash, bringing its ownership interest from 27% to 34%.

Payments on Related Party Notes - On November 30, 2011, the Company paid $250,000 on each of the notes payable to its Chairman of the Board and its Chief Executive Officer. The note payable to the Company’s Chairman of the Board is fully repaid. The note payable to the Company’s Chief Executive Officer, has a remaining unpaid balance of $750,000, which matures on March 31, 2012.

Equity Financing - On December 13, 2011, the Company raised approximately $8.0 million through the issuance of 7,625,000 shares of its common stock and warrants to purchase an aggregate of up to 4,956,250 shares of its common stock at an exercise price of $1.50 per share, subject to adjustment.

Amendment to Kinergy Line of Credit - On January 25, 2012, Kinergy amended its working capital line of credit. Under the terms of the amendment, the financial covenant related to the amount of EBITDA Kinergy is required to generate was amended, with such amendments effective as of December 31, 2011.  Commencing with the fiscal quarter ended June 30, 2011 through and including the fiscal quarter ended September 30, 2011, Kinergy is required to generate quarterly EBITDA of $350,000 and an EBITDA of $900,000 for the two quarterly periods during that period.  For the fiscal quarter ended December 31, 2011, Kinergy is required to generate quarterly EBITDA of $800,000 for the two consecutive quarterly periods then ended.  For the fiscal quarter ending March 31, 2012, Kinergy is required to generate quarterly EBITDA of $450,000.  For the fiscal quarter ending June 30, 2012 and each fiscal quarter thereafter, Kinergy is required to generate quarterly EBITDA of $450,000 and an EBITDA of $1,100,000 for each two consecutive quarterly periods. In connection with the amendment of its working capital line of credit, Kinergy paid a $25,000 amendment fee to Wells Fargo.

16.    SUBSEQUENT EVENTS.

Initial Note and Initial Warrant Exchange – On January 7, 2011, under the terms of exchange agreements with the holders of the Initial Notes and Initial Warrants, the Company issued $35,000,000 in principal amount of Convertible Notes in exchange for the Initial Notes and issued Warrants to purchase an aggregate of 2,941,178 shares of the Company’s common stock in exchange for the Initial Warrants.

Amendment and Waiver to Convertible Notes and Warrants – On March 24, 2011, the Company entered into a separate Amendment and Waiver Agreement with each of the Convertible Note investors (collectively, the “Waiver Agreements”). Under the terms of the Waiver Agreements, (i) the date the Company is required to deliver the Company’s installment notice with respect to the May 2, 2011 installment date was changed from March 31, 2011 to March 24, 2011 and (ii) the date the Company is required to deliver the pre-installment shares with respect to the May 2, 2011 installment date was changed from April 4, 2011 to March 25, 2011. Under the terms of the Waiver Agreements, each of the Convertible Note investors also waived an equity conditions failure under the Convertible Notes that may be triggered by the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. Additionally, the Registration Rights Agreement was amended to include the period consisting of the trading days beginning and including the date of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

Convertible Note Payments – From January 1, 2011, through March 31, 2011, the Company issued 2,128,386 shares of its common stock in connection with its Convertible Notes.

Series B Conversion – From January 1, 2011, through March 31, 2011, 528,982 shares of the Company’s Series B Preferred Stock were converted into 443,589 shares of the Company’s common stock.

PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment Disclosure [Text Block]
3.	PROPERTY AND EQUIPMENT.

Property and equipment consisted of the following (in thousands):

	December 31,
	2010	2009
Facilities and plant equipment	$166,229	$307,142
Land	2,570	5,566
Other equipment, vehicles and furniture	4,635	4,749
Water rights – capital lease	—	1,613
Construction in progress	2,355	2,445
	175,789	321,515
Accumulated depreciation	(6,813)	(77,782)
	$168,976	$243,733

The Company, through its Plant Owners, maintains ethanol production facilities, with installed capacity of 200 million gallons per year. In accordance with the Company’s policy for evaluating impairment of long-lived assets in accordance with FASB ASC 360, Property, Plant and Equipment, management evaluates these facilities for possible impairment based on projected future cash flows from these facilities. As of the end of 2009, the Plant Owners were involved in the Chapter 11 Filings, and the Company was negotiating the Plant Owners’ reorganization, with different scenarios that could arise from the results of such negotiations. As such, the Company evaluated the various cash flow scenarios using a probability-weighted analysis. The analysis resulted in cash flows that were less than the carrying values of the facilities at December 31, 2009. The Company determined the fair value of these facilities was approximately $160,000,000, which was $247,657,000 below their carrying values, resulting in a noncash impairment charge. The Company’s estimate of fair value was based on both market transactions in 2009, for similar assets, giving more weight to those transactions that closed later in 2009, as well as valuations contemplated as the Company continued its negotiations with its lenders and other interested parties. Upon the Plant Owners’ emergence from their bankruptcy, New PE Holdco revalued these assets to approximately $170,485,000. Since October 6, 2010, the Company has consolidated the financial results of New PE Holdco and has therefore included these assets and their related depreciation expense in the Company’s financial results.

Depreciation expense, including idled property discussed below, was $8,536,000 and $34,160,000 for the years ended December 31, 2010 and 2009, respectively. One of the Pacific Ethanol Plants was idled at December 31, 2010 and two of the Pacific Ethanol Plants were idled at December 31, 2009. The carrying values of these facilities totaled $32,000,000 and $80,000,000 at December 31, 2010 and 2009, respectively. The Company continues to depreciate these assets which resulted in depreciation expense in the aggregate of $1,559,000 and $13,415,000 for the years ended December 31, 2010 and 2009, respectively.

INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible Assets Disclosure [Text Block]
4.	INTANGIBLE ASSETS.

Intangible assets consisted of the following (in thousands):

		December 31, 2010			December 31, 2009
	Useful Life (Years)	Gross	Accumulated Amortization/ Impairment	Net Book Value	Gross	Accumulated Amortization/ Impairment	Net Book Value
Non-Amortizing:
Kinergy tradename		$2,678	$—	$2,678	$2,678	$—	$2,678
Amortizing:
Customer relationships	10	4,741	(2,737)	2,004	4,741	(2,263)	2,478
Pacific Ethanol tradename	2	800	(100)	700	—	—	—
Total Intangible Assets, net		$8,219	$(2,837)	$5,382	$7,419	$(2,263)	$5,156

Kinergy Tradename – The Company recorded a tradename valued at $2,678,000 in 2006 as part of its acquisition of Kinergy. The Company determined that the tradename has an indefinite life and therefore, rather than being amortized, will be tested annually for impairment. The Company did not record any impairment on its tradename for the years ended December 31, 2010 and 2009.

Customer Relationships – The Company recorded customer relationships valued at $4,741,000 as part of its acquisition of Kinergy. The Company has established a useful life of ten years for these customer relationships.

Pacific Ethanol Tradename – The Company recorded a tradename valued at $800,000 as part of its acquisition of its ownership interest in New PE Holdco, which relates to its marketing and management agreements with Pacific Ethanol, Inc. The Company has established a useful life of two years for this intangible asset.

Amortization expense associated with intangible assets totaled $574,000 and $474,000 for the years ended December 31, 2010 and 2009, respectively. The weighted-average unamortized life of the intangible assets is 3.6 years.

The expected amortization expense relating to amortizable intangible assets in each of the five years after December 31, 2010 are (in thousands):

Years Ended December 31,	Amount
2011	$874
2012	774
2013	474
2014	474
2015	108
Total	$2,704

ACCOUNTING FOR EMERGENCE FROM BANKRUPTCY	12 Months Ended
Dec. 31, 2010
Reorganization under Chapter 11 of US Bankruptcy Code Disclosure [Text Block]
7.	ACCOUNTING FOR EMERGENCE FROM BANKRUPTCY

Gain on Bankruptcy Exit – On the Effective Date, the Company ceased to own the Plant Owners as they emerged from bankruptcy. As a result, the Company removed the related assets and liabilities from its consolidated financial statements, resulting in a net gain from the bankruptcy exit of $119,408,000. The classification and amounts of the net liabilities removed at June 29, 2010 were as follows (in thousands):

Current Assets:
Cash and cash equivalents	$1,302
Accounts receivable – trade	562
Accounts receivable – Kinergy and PAP	5,212
Inventories	4,841
Other current assets	2,166
Total current assets	14,083
Property and equipment, net	160,402
Other assets	585
Total Assets	$175,070

Current Liabilities:
Accounts payable and other liabilities	$21,368
DIP financing and rollup	50,000
Liabilities subject to compromise	223,110
Total Liabilities	$294,478
Net Gain	$119,408

Liabilities Subject to Compromise – Liabilities subject to compromise refers to prepetition obligations which may be impacted by the Chapter 11 Filings. These amounts represented the Company’s estimate of known or potential prepetition obligations to be resolved in connection with the Chapter 11 Filings. On June 29, 2010, the liabilities subject to compromise were removed from the Company’s balance sheet as discussed above.

Liabilities subject to compromise were as follows (in thousands):

December 31, 2009
Term loans	$209,750
Working capital lines of credit	16,906
Accounts payable trade and accrued expenses	12,886
Derivative instruments – interest rate swaps	2,875
Total liabilities subject to compromise	$242,417

Contractual interest expense represents amounts due under the contractual terms of outstanding debt, including liabilities subject to compromise for which interest expense may not be recognized in accordance with the provisions of FASB ASC 852. The Plant Owners did not record contractual interest expense on certain unsecured prepetition debt subject to compromise from the date of the Chapter 11 Filings. The Plant Owners did, however, accrue interest on their DIP Financing and DIP Rollup as these amounts were likely to be paid in full upon confirmation of a plan of reorganization. On the Effective Date, the DIP Financing was converted to a term loan of the Plant Owners. For the years ended December 31, 2010 and 2009, the Company recorded interest expense related to the Plant Owners of approximately $2,356,000 and $11,508,000, respectively, through their emergence from bankruptcy. Had the Company accrued interest on all of the Plant Owners’ liabilities subject to compromise for the years ended December 31, 2010 and 2009, interest expense would have been approximately $14,932,000 and $28,993,000, respectively.

Reorganization Costs – In accordance with FASB ASC 852, revenues, expenses, realized gains and losses, and provisions for losses that can be directly associated with the reorganization and restructuring of the business must be reported separately as reorganization items in the statements of operations. During the years ended December 31, 2010 and 2009, the Plant Owners settled a prepetition accrued liability with a vendor, resulting in a realized gain. Professional fees directly related to the reorganization include fees associated with advisors to the Plant Owners, unsecured creditors, secured creditors and administrative costs in complying with reporting rules under the Bankruptcy Code. As discussed in Note 1, the Company wrote off a portion of its unamortized deferred financing fees on the debt which is considered unlikely to be repaid by the Plant Owners.

The Plant Owners’ reorganization costs consisted of the following (in thousands):

	December 31,
	2010	2009
Professional fees	$4,026	$5,198
Write-off of unamortized deferred financing fees	—	7,545
Settlement of accrued liability	—	(2,008)
DIP financing fees	—	750
Trustee fees	127	122
Total	$4,153	$11,607

INCOME TAXES	12 Months Ended
Dec. 31, 2010
Income Tax Disclosure [Text Block]
8.	INCOME TAXES.

The asset and liability method is used to account for income taxes. Under this method, deferred tax assets and liabilities are recognized for tax credits and for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets unless it is more likely than not that those assets will be realized.

The Company files a consolidated federal income tax return. This return includes all corporate companies 80% or more owned by the Company as well as the Company’s pro-rata share of taxable income from pass-through entities in which the Company holds an ownership interest. State tax returns are filed on a consolidated, combined or separate basis depending on the applicable laws relating to the Company and its subsidiaries.

The Company recorded no provision for income taxes for the years ended December 31, 2010 and 2009.

A reconciliation of the differences between the United States statutory federal income tax rate and the effective tax rate as provided in the consolidated statements of operations is as follows:

	Years Ended December 31,
	2010	2009
Statutory rate	(35.0%)	(35.0%)
State income taxes, net of federal benefit	(4.9)	(5.4)
Stock compensation	(1.8)	0.0
Change in valuation allowance	41.5	40.2
Other	0.2	0.2
Effective rate	0.0%	0.0%

Deferred income taxes are provided using the asset and liability method to reflect temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities using presently enacted tax rates and laws. The components of deferred income taxes included in the consolidated balance sheets were as follows (in thousands):

	December 31,
	2010	2009
Deferred tax assets:
Net operating loss carryforward	$144,814	$97,043
Capital loss carryover	7,180	—
Convertible notes and warrants	4,520	—
Stock-based compensation	3,446	3,309
Impairment of asset group	—	100,661
Deferred financing costs	—	5,476
Investment in partnerships	—	4,365
Derivative instruments mark-to-market	—	1,157
Other accrued liabilities	231	161
Other	279	918
Total deferred tax assets	160,470	213,090

Deferred tax liabilities:
Intangibles	(1,901)	(2,088)
Investment in New PE Holdco	(756)	—
Fixed assets	(191)	(22,681)
Total deferred tax liabilities	(2,848)	(24,769)

Valuation allowance	(158,713)	(189,412)
Net deferred tax liabilities	$(1,091)	$(1,091)

Classified in balance sheet as:
Deferred income tax benefit (current assets)	$—	$—
Deferred income taxes (long-term liability)	(1,091)	(1,091)
	$(1,091)	$(1,091)

At December 31, 2010 and 2009, the Company had federal net operating loss carryforwards of approximately $373,623,000 and $255,706,000, and state net operating loss carryforwards of approximately $388,479,000 and $260,792,000, respectively. These net operating loss carryforwards expire at various dates beginning in 2013. The deferred tax asset for the Company’s net operating loss carryforwards at December 31, 2010 does not include $5,420,000 which relates to the tax benefits associated with warrants and non-statutory options exercised by employees, members of the board and others under the various incentive plans. These tax benefits will be recognized in stockholders’ equity (deficit) rather than in the statements of operations but not until the period in which these amounts decrease taxes payable.

A portion of the Company’s net operating loss carryforwards will be subject to provisions of the tax law that limit the use of losses incurred by a company prior to becoming a member of a consolidated group as well as losses that existed at the time there is a change in control of an enterprise. The amount of the Company’s net operating loss carryforwards that would be subject to these limitations was approximately $76,928,000 at December 31, 2010.

In assessing whether the deferred tax assets are realizable, a more likely than not standard is applied. If it is determined that it is more likely than not that deferred tax assets will not be realized, a valuation allowance must be established against the deferred tax assets. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the associated temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

A valuation allowance has been established in the amount of $158,713,000 and $189,412,000 at December 31, 2010 and 2009, respectively, based on Company’s assessment of the future realizability of certain deferred tax assets. For the years ended December 31, 2010 and 2009, the Company recorded an increase (decrease) in the valuation allowance of $(30,699,000) and $124,034,000, respectively. The valuation allowance on deferred tax assets is related to future deductible temporary differences and net operating loss carryforwards (exclusive of net operating losses associated with items recorded directly to equity) for which the Company has concluded it is more likely than not that these items will not be realized in the ordinary course of operations.

At December 31, 2010, the Company had no increase or decrease in unrecognized income tax benefits for the year as a result of tax positions taken in a prior or current period. There was no accrued interest or penalties relating to tax uncertainties at December 31, 2010. Unrecognized tax benefits are not expected to increase or decrease within the next twelve months.

The Company is subject to income tax in the United States federal jurisdiction and various state jurisdictions and has identified its federal tax return and tax returns in state jurisdictions below as “major” tax filings. These jurisdictions, along with the years still open to audit under the applicable statutes of limitation, are as follows:

Jurisdiction	Tax Years
Federal	2007 – 2009
California	2006 – 2009
Colorado	2006 – 2009
Idaho	2007 – 2009
Nebraska	2007 – 2008
Oregon	2007 – 2009
Wisconsin	2006 – 2008

However, because the Company had net operating losses and credits carried forward in several of the jurisdictions, including the United States federal and California jurisdictions, certain items attributable to closed tax years are still subject to adjustment by applicable taxing authorities through an adjustment to tax attributes carried forward to open years.

COMMON STOCK AND WARRANTS	12 Months Ended
Dec. 31, 2010
Stockholders' Equity Note Disclosure [Text Block]
10.	COMMON STOCK AND WARRANTS.

On October 6, 2010, as part of the Convertible Note financing, the Company issued Warrants which are immediately exercisable and entitle the holders of the Warrants to purchase up to an aggregate of 2,941,178 shares of the Company’s common stock until October 6, 2017 at an exercise price of $5.95 per share (“Warrant Exercise Price”), which price is subject to adjustment. The Warrants include both cash and cashless exercise provisions.

The Warrant Exercise Price is subject to adjustment for stock splits, combinations or similar events, and, in such event, the number of shares issuable upon the exercise of the Warrants will also be adjusted so that the aggregate Warrant Exercise Price shall be the same immediately before and immediately after the adjustment. In addition, the Warrant Exercise Price is also subject to a “full ratchet” anti-dilution adjustment where if the Company issues or is deemed to have issued securities at a price lower than the then applicable Warrant Exercise Price, the Warrant Exercise Price will immediately decline to equal the price at which the Company issues or is deemed to have issued its common stock.

If the Company sells or issues any securities with “floating” conversion prices based on the market price of its common stock, a holder of a Warrant has the right to substitute the “floating” conversion price for the Warrant Exercise Price upon exercise of all or part of the Warrant.

Similar to the Convertible Notes, the Warrants require payments to be made by the Company for failure to deliver the shares of common stock issuable upon exercise.

The Warrants may not be converted if, after giving effect to the conversion, the investor together with its affiliates would beneficially own in excess of 4.99% or 9.99% (which percentage has been established at the election of each selling security holder) of the Company’s outstanding shares of common stock. The blocker applicable to the exercise of the Warrants may be raised or lowered, subject to an advance notice period, to any other percentage not in excess of 9.99%.

If the Company issues options, convertible securities, warrants, stock, or similar securities to holders of its common stock, each holder of a Warrant has the right to acquire the same as if the holder had exercised its Warrant. The Warrants prohibit the Company from entering into specified transactions involving a change of control, unless the successor entity is a publicly traded corporation that assumes all of the Company’s obligations under the Warrants under a written agreement approved by all of the holders of the Warrants before the transaction is completed. When there is a transaction involving a permitted change of control, a holder of a Warrant will have the right to force the Company to repurchase the holder’s Warrants for a purchase price in cash equal to the Black Scholes value of the then unexercised portion of the Warrants.

If at any time after the date the Company has initially satisfied certain specified conditions, and (i) its common stock trades at a price equal to or greater than $14.84 per share for 20 trading days in any 30 consecutive trading day period (“Mandatory Exercise Measuring Period”), (ii) the average daily dollar trading volume of the Company’s common stock for each trading day during the Mandatory Exercise Measuring Period exceeds $250,000 per day, and (iii) all such conditions are then satisfied, the Company will have the right to require the holders of the Warrants to fully exercise all, but not less than all, of the Warrants (subject to the blocker).

The initial number of shares of the Company’s common stock issuable upon exercise of the Warrants is 2,941,178, which is based on the current exercise price of $5.95 per share. The exercise price is subject to adjustments as noted above, and therefore, there is no maximum number of shares of the Company’s common stock that may be issued, or if any, prior to the end of the term of the Warrants.

The Company has determined that the Warrants did not meet the conditions for classification in stockholders’ equity and as such, has recorded them as a liability at fair value. The Company must revalue the Warrants at each reporting period. Accordingly, the Company recorded fair value adjustments of $7,445,000 for their initial recognition and a gain of $1,727,000 for subsequent changes in fair value, which is attributed to term shortening and reduction in the market value of the Company’s common stock, resulting in the Warrants becoming out of the money at December 31, 2010. See Note 13 for the Company’s fair value assumptions.

In March 2008, the Company issued warrants to purchase an aggregate of 439,560 shares of common stock at an exercise price of $49.00 per share, which expire in 2018. In May 2008, the Company issued warrants to purchase an aggregate of 63,186 shares of common stock at an exercise price of $49.00 per share, which expire in 2018. See Note 9—Preferred Stock. In March 2008, the Company also issued warrants to purchase 14,286 shares of common stock at an exercise price of $56.00 per share, which expired unexercised in 2009.

In May 2008, the Company issued warrants to purchase an aggregate of 428,571 shares of common stock at an exercise price of $49.70 per share, which expire in 2013.

The following table summarizes warrant activity for the years ended December 31, 2010 and 2009 (number of shares in thousands):

	Number of Shares	Price per Share	Weighted Average Exercise Price
Balance at December 31, 2008	945	$49.00 – $56.00	$49.42
Warrants expired	(14)	$56.00	$56.00
Balance at December 31, 2009	931	$49.00 – $49.70	$49.35
Warrants issued	2,941	$5.95	$5.95
Balance at December 31, 2010	3,872	$5.95 – $49.70	$16.38

STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2010
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
11.	STOCK-BASED COMPENSATION.

The Company has three equity incentive compensation plans: an Amended 1995 Incentive Stock Plan, a 2004 Stock Option Plan and a 2006 Stock Incentive Plan.

2004 Stock Option Plan – The 2004 Stock Option Plan authorized the issuance of incentive stock options (“ISOs”) and non-qualified stock options (“NQOs”) to the Company’s officers, directors or key employees or to consultants that do business with the Company for up to an aggregate of 357,143 shares of common stock. On September 7, 2006, the Company terminated the 2004 Stock Option Plan, except to the extent of issued and outstanding options then existing under the plan. The Company had 11,429 stock options outstanding under its 2004 Stock Option Plan at December 31, 2010 and 2009.

Summaries of the status of Company’s stock option plans as of December 31, 2010 and 2009 and of changes in options outstanding under the Company’s plans during those years are as follows (in thousands, except exercise prices):

	Years Ended December 31,
	2010		2009
	Number of Shares	Weighted Average Exercise Price	Number of Shares	Weighted Average Exercise Price
Outstanding at beginning of year	11	$57.82	18	$51.59
Terminated	—	—	(7)	41.65
Outstanding at end of year	11	$57.82	11	$57.82
Options exercisable at end of year	11	$57.82	11	$57.82

Stock options outstanding as of December 31, 2010, were as follows (number of shares in thousands):

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price

$57.75-$58.10	11	4.57	$57.82	11	$57.82

The options outstanding and exercisable at December 31, 2010 and 2009 had no intrinsic value.

2006 Stock Incentive Plan – The 2006 Stock Incentive Plan authorizes the issuance of options, restricted stock, restricted stock units, stock appreciation rights, direct stock issuances and other stock-based awards to the Company’s officers, directors or key employees or to consultants that do business with the Company for up to an aggregate of 857,143 shares of common stock.

The Company grants to certain employees and directors shares of restricted stock under its 2006 Stock Incentive Plan pursuant to restricted stock agreements. A summary of unvested restricted stock activity is as follows (shares in thousands):

	Number of Shares	Weighted Average Grant Date Fair Value
Unvested at December 31, 2008	108	$49.77
Vested	(31)	$56.21
Canceled	(37)	$36.61
Unvested at December 31, 2009	40	$56.63
Issued	585	$8.40
Vested	(145)	$14.91
Canceled	(11)	$45.64
Unvested at December 31, 2010	469	$9.66

Stock-based compensation expense related to employee and non-employee stock grants and options recognized in income were as follows (in thousands):

	Years Ended December 31,
	2010	2009
Employees	$1,895	$1,660
Non-employees	576	264
Total stock-based compensation expense	$2,471	$1,924

At December 31, 2010, the total compensation cost related to unvested awards which had not been recognized was $4,523,000 and the associated weighted-average period over which the compensation cost attributable to those unvested awards would be recognized was 2.4 years.